EXHIBIT 10(B)

                                                                       2/21/2002
                         REAL ESTATE PURCHASE AGREEMENT
                             POMEROY PARK APARTMENTS


                  This purchase agreement ("Agreement" or "Contract"), made and entered into by and between Realmark Property Investors Limited Partnership-VIA, 2350 North Forest Road, Getzville, NY 14068 ("Seller") and Platinum Partners, 4002 Beltline Road, Addison, TX 75001 ("Buyer").

                                    RECITALS:


         A. Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, a certain parcel of real property and all of the improvements and buildings situated thereon, and the hereditaments and appurtenances thereto (the "Real Property"), consisting of an apartment complex known as Pomeroy Park Apartments, and all personal property, equipment, fixtures and intellectual property (excluding, however, any use of the name "Realmark" or any related or similar name, it being understood that only the right, title and interest of Seller to the name of the apartment complex shall be transferred and excluding computer equipment and software, but including a transfer of Property files and information contained on such equipment and software) owned by Seller, utilized in the operation or management of the apartment complex, and located at said apartment complex (collectively the "Personal Property"). The Real Property together with the Personal Property applicable to the apartment complex will be herein referred to as the "Property".

         B. Attached hereto and made a part hereof is the legal description of the Real Property, marked with the name of the apartment complex and attached as Exhibit A. A detailed list of the Personal Property is attached to this Agreement as Exhibit B. Any subsequent amendment to either Exhibit A or Exhibit B, or to any other Exhibit to this Agreement, is to be considered an integral part of this Agreement.

         C. The term "Real Property" as used herein, includes all of the property included in the definition of "Property" in the form of special warranty deed attached as Exhibit C (the "Deed"). The term "Personal Property," as used herein, includes (i) all of the property included in the definition of "Assigned Properties" in the form of bill of sale attached as Exhibit D, (ii) all present and future leases or other agreements demising space in or provided for the use or occupancy of the Real Property (the "Leases"), (iii) all prepaid rents and deposits, security or otherwise ("Deposits"), paid to Seller by tenants ("Tenants") holding under the Leases, and (iv) all construction, maintenance, service, supply and other agreements and contracts affecting the Real Property and/or Personal Property (the "Property Contracts").

         FOR AND IN CONSIDERATION of the mutual promises, covenants and agreements, hereinafter set forth, the Parties agree as follows:

         SECTION 1.  PURCHASE PRICE.

                  (a) The purchase price to be paid Seller for the Property is $4,700,000.00 ("Purchase Price") to be paid in the following manner:

                           Earnest Money at signing of
                           Purchase Agreement                      $   25,000.00

                           Additional Earnest Money after
                           expiration of Due Diligence Period      $   60,000.00

                           Cash at closing (subject to
                           prorations and allocations per
                           Section 5)                               4,615,000.00
                                                                   -------------
                                            Total                  $4,700,000.00
                                                                   =============

and payable by Buyer on closing of title and delivery of the Deed ("Closing") in immediately available good, federal funds.

                  (b) All existing debt, liens, impositions and similar encumbrances affecting the Real Property will be discharged by Seller or, if annual real estate tax liens, prorated in accordance with Section 5 and paid at the Closing.

                  (c) The Earnest Money in the amount stated in Section 1 (a) above will be deposited with a nationally recognized title company selected by Buyer (the "Title Company"), as Escrow Agent (the "Escrow Agent"), within two
(2) business days from the date of the last of Seller's and Buyer's execution of this Agreement. Absent any contrary provision of this Agreement, the total Earnest Money in the amount of $85,000.00 will remain on deposit with the escrow Agent until the Closing of the Property or cancellation of escrow. If the Earnest Money deposit is not made by the date or dates as herein above set forth, Seller may terminate this Agreement. Interest on the Earnest Money shall follow the principal sum on any payment or refund. Upon any permitted termination of this Agreement by Buyer, including but not limited to the failure of the conditions precedent set out in Section 7, the Earnest Money shall be returned to Buyer upon demand, and in compliance with all other terms and provisions of this Agreement.

         SECTION 2.  PLACE AND TIME OF CLOSING.

                  (a) Subject to the conditions precedent set forth herein having been met or waived, the Closing will take place at the offices of the Escrow Agent on or before 70 days after execution of this Agreement by both parties, unless extended as otherwise set forth in this Agreement, time being of the essence. As used herein the term "Closing" will mean the meeting of the parties at which delivery of the Deed and payment of the Purchase Price as called for in Section 1 occurs for the Property, as well as the other actions required under Section 4.

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
                  (b) This Agreement, as an offer to purchase when signed by Buyer, shall automatically terminate if not accepted in final form by Seller by 5 P.M., Eastern Standard Time, within five (5) business days from the date on which Buyer executed this Agreement as indicated below.

         SECTION 3.  PURCHASER'S CONTINGENCIES.

         (a) Due Diligence. Buyer, or its designees, will have a period of forty
(40) days after both parties' execution of this Agreement (the "Due Diligence Period"), to enter the Property to make inspections, engineering tests, surveys, and other such tests, examinations and inspections as Buyer may desire as long as such tests, examinations, etc., do not unreasonably interfere with the operations or any current use of the Property. All entry upon the Property and any and all contact with on site employees of Seller by Buyer shall be upon prior notice to Seller and, at Seller's option, accompanied by an agent of Seller.

         Buyer agrees to complete its lease audit, financial inspection, and physical review within the first twenty (20) days of the Due Diligence Period. All third party engineering and environmental reports must be ordered within said first twenty (20) day period.

         If the Closing of the Property does not occur, Buyer will make such repairs as necessary to leave the Property in the same condition as prior to entry by Buyer.

                  (i) During the Due Diligence Period, Buyer may inspect the Property. At the signing of this Agreement or within two (2) days thereafter, Seller shall provide (or make available at designated locations with respect to items 9 and 10 only), those operational and information items which relate to the Property as follows:

                  1. Current Rent Roll - (Dated within 30 days of execution)

                  2. Expense Statements for the last two (2) calendar years

                  3. Expense Statement for the current calendar year to date (as of the end of the month previous to execution)

                  4. Breakdown of the Property's payroll account including a list of on-site personnel, for the last calendar year and for the current calendar year to date

                  5. Copy of current ad valorem and personal property tax statements for the current tax year (if available) and for the previous two (2) years (if available) and a condensed list of utility bills for the Property, for the last full calendar year, if in Seller's possession

                  6.       As-built survey, if in Seller's possession (the
                           "Survey")
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
                  7. Copies of all third-party contracts (e.g., termite, landscape, pool maintenance, etc.) and other Property Contracts in effect or which will be in effect at or after the closing date

                  8. Copy of the latest insurance declaration covering the Property (the same may be within a master policy)

                  9. Make available to Buyer all income information in Seller's possession for all tenants currently leasing units at the Property.

                  10. Make available originals or copies of all tenant leases for the Property in connection with each apartment unit, and all credit reports and other information concerning the leases or the tenants which are currently in Seller's files

                  11. A list of all equipment leases and/or any financing documents for personal property, equipment, etc., affecting the apartment complex

                  12. Copies of architectural and engineering plans, drawings and specifications (including "as-built" plans and drawings, if any) Seller possesses with regard to the Real Property, including any improvements to be constructed on the Real Property, and Personal Property.

                  13. Seller's most recent environmental report prepared with respect to the Property in Seller's possession or control.

                  14. Copies of all governmental licenses and permits issued with respect to the Property and/or with respect to any construction or improvement of the Property, including specifically, without limitation, special or conditional use permits, building permits, and certificates of occupancy, to the extent in Seller's possession or control.

                  15. Copies of all relevant information regarding the relocation of any water course on the Property and any agreements pertaining to the water or drainage rights of the Property, if in Seller's possession.

                  16. A list of all pending litigation and all administrative proceedings which relate to the Property, identifying the general nature of such litigation and proceedings and the legal counsel representing Seller in same, except for eviction proceedings and collections in the ordinary course of business.

                  17. Copies of all site plans, development plans, plats, preliminary plats, and similar information, if in Seller's possession.

To the extent any of the foregoing items are not in Seller's possession or control, Seller shall so advise Buyer within the foregoing 2 day time period. Seller agrees to promptly deliver to Buyer any additional information which pertains to the foregoing and is received by Seller after delivery of the Due Diligence Information by Seller. Seller shall promptly advise Buyer in writing if Seller becomes aware that any of the information furnished by Seller to Buyer is materially incorrect, specifying the nature of such incorrect item.

During the Due Diligence Period and upon reasonable request thereafter, subject to any restrictions or limitations herein stated, Buyer shall have the right to continue to inspect and test the Property and Seller's books and records relating to the Property, and Seller shall cooperate with Buyer in all reasonable respects in making such inspections and tests.

All of the foregoing will either be at the Property location (with respect to items 9 and 10 only) or submitted to Buyer by Seller within two (2) days after execution of this Agreement by both parties.

All Due Diligence materials must be maintained by Buyer or its attorneys or agents on a confidential basis and returned to Seller if Buyer terminates this Agreement. Buyer agrees that it will not use the Due Diligence materials for any purpose other than to determine whether to acquire the Property and agrees that it will not make contact with Seller's tenants unless closing occurs. In addition, Buyer agrees that it will under no circumstances make any offer, or use the Due Diligence materials, to acquire the interest of any partner(s) of the selling entities or the current fee owner or its affiliates for a period of two (2) years after the date of this Contract. Buyer and/or its agents will not, under any circumstances, disclose to any of Seller's employees that it is contemplating acquisition of the Property without Seller's written consent prior to closing. All reports desired by Buyer during its Due Diligence Period shall be ordered by Buyer at Buyer's expense, but Buyer agrees that it will supply copies to Seller of each and every report it receives if and only if it is a physical inspection or environmental report, immediately upon their completion and availability to Buyer.

                  (ii) During the Due Diligence Period, Buyer will conduct a review of the economics and feasibility of acquiring and operating the Property, including any inspection of all zoning and other government permits and regulations and all other matters and documents relating to the operation of the Property, including the items supplied by Seller under Section 3(a) hereof.

                  (iii) After Seller provides all required documents to the Buyer, Buyer agrees to accept or reject the Property and all documents prior to the end of the Due Diligence Period. If Buyer does not cancel this Contract during the Due Diligence Period, Buyer shall be deemed to have accepted the Property and it will close on the Property in accordance with this Contract, except for cancellation in accordance with the specific provisions of this Contract.

                  (iv) For any reason or for no reason, Buyer shall have the right to terminate this Agreement by delivering written notice thereof to Seller prior to the expiration of the Due Diligence Period, in which event the Earnest Money shall immediately be delivered to Buyer by the Escrow Agent, and the parties shall have no further right, obligation or liability hereunder. The foregoing shall not apply to Buyer's review of the leases, financial inspection and physical review, which Buyer shall approve or disapprove during the first 20 days of its Due Diligence Period, subject to the findings in the third party reports.

                  (v) Seller agrees that any management agreement and leasing agreement with respect to the Property, and any Property Contract which may exist with an affiliate of Seller, will be terminated as of the Closing Date if requested by Buyer.

         SECTION 4.  DEED AND TITLE.

                  (a) Seller shall deliver to Buyer at Closing, a special or limited warranty deed (or bargain and sale deed, where appropriate) ("Deed") in the form of Exhibit C, conveying good and marketable fee simple title to the Real Property, subject only to such easements, restrictions of record and title exceptions set forth in the commitment for title insurance specifically approved by Buyer, and taxes not delinquent (the "Permitted Exceptions"). In addition, Seller shall convey title to the Personal Property to Buyer, free and clear of all liens and encumbrances (except those disclosed and deemed approved during due diligence, if any; e.g., equipment leases or personal property financing documents), by the execution and delivery at Closing of a Bill of Sale in form of Exhibit D.

                  (b) Seller agrees to provide a copy of its most recent existing title insurance policy or title insurance commitment to Buyer. Buyer shall then obtain an ALTA Form B Title Insurance Commitment (the "Title Commitment"), within fifteen (15) days of the date of execution of this Contract by both parties, issued by a title insurance company selected by Buyer, committing to insure fee simple title to the Property in the amount of the Purchase Price for such Property in Buyer's name, in the form of an owner's title policy ("Title Policy"), with all standard exceptions removed (except for the rights of tenants under unrecorded leases and/or except for standard exceptions normally not removed pursuant to local custom with respect to the Real Property), and containing no other exceptions not specifically approved by Buyer. Buyer will provide a copy of said title commitment to Seller within 5 days after same is completed, but no later than 20 days after signing this Agreement. Buyer shall have ten (10) days after receipt to examine the Title Commitment and inform Seller of Buyer's objection to any exception contained in or title defect revealed by the Title Commitment.

                  (c) If Buyer's examination of the Title Commitment reveals that the Title Commitment for the Real Property contains objectionable exceptions or that the title to the Real Property is defective and thereafter, the issuing title insurance company refuses to delete the objectionable exceptions or the defects are not cured within twenty (20) days after written notice by Buyer, specifically pointing out the objection/defects, then Buyer may elect to terminate this Agreement upon written notice to Seller, in which event the Earnest Money shall immediately be returned to Buyer, and neither party shall have any further right, obligation or liability hereunder.

                  (d) Seller will pay for preparation of the Deed for the Real Property, and for State and local transfer taxes, if any, for one-half (1/2) the cost of the title commitment and title policy, and one-half (1/2) of the Escrow Agent's escrow fee, if any.

                  (e) Buyer will pay for one-half (1/2) of the cost of the title commitment and the title policy, the entire cost of any endorsements to the title policy desired by Buyer, for any updated survey of the Property, one-half (1/2) of the cost of the Escrow Agent's escrow fee, and for the recording of the deed for the Property.

                  (f) Seller and Buyer will each pay their own attorney's fees.

                  (g) Buyer shall have 30 days from the date of this agreement to obtain an updated survey to the Property. Buyer shall then have an additional period of 10 days within which to review the survey and to advise Seller of any objections to the survey. Seller may cure or remove any objections to the survey within a reasonable time after receipt of such objections. If Seller is unable to remove such objections to the survey, Buyer may either (i) terminate this agreement by giving Seller written notice prior to the Closing Date, in which event the Earnest Money shall be returned to Buyer and neither party shall have any further liability; or (ii) elect to purchase the Property subject to the objections not so removed or cured.

                  (h) Seller agrees to remove all deeds of trust, mortgages, mechanic's liens, or other monetary encumbrances against the Property at or prior to closing.

                  (i) Seller shall not further encumber the title to the Property after the Effective date unless (i) Seller obtains Buyer's prior written consent to such encumbrance, which consent may be granted or withheld in Buyer's discretion, or (ii) such encumbrance will be released or removed by Seller at Seller's sole expense, at or prior to the Closing. At the Closing, Seller shall, at its sole cost and expense, deliver to Buyer an update of the Title Commitment, issued effective as of the Closing Date.

                  (j) At the Closing, Seller, at its sole cost and expense, shall deliver or cause to be delivered to Buyer the following:

                           (i)      The Deed;

                           (ii) A Bill of Sale (herein so called) granting and conveying the Personal Property to Buyer, with special warranty of title in form of Exhibit D;

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
                           (iii) An Assignment of Leases and Security Deposits (herein so called) in which Seller shall assign the Leases to Buyer, and Buyer shall assume said Leases, with special warranty of title and in form of Exhibit E.

                           (iv) A Tenant rent roll, certified as being true and correct in all material respects (to the best of Seller's knowledge) by Seller, dated within ten (10) days of the Closing Date.

                           (v) A certificate confirming that Seller is not a "foreign person" as that term is defined in Section 1445 of the Internal Revenue Code of 1986, as amended.

                           (vi) Evidence satisfactory to Buyer and the Escrow Agent that the person or person executing this Agreement and the closing documents on behalf of Seller have full right, power and authority to do so.

                           (vii) Such other documents as may be reasonably required by Buyer or the Escrow Agent to consummate the Closing.

                           (viii) An assignment of Property Contracts to Buyer with an assumption of same by Buyer (on a form reasonably acceptable to both parties).

                  (k) At the Closing, Buyer, at its sole cost and expense, shall deliver or cause to be delivered to Seller the following:

                           (i) The Purchaser Price in cash, or by wire funds or cashier's or certified check, due credit being given for the Earnest Money (including interest earned thereon) and the Deposits retained by Seller.

                           (ii)     The Bill of Sale.

                           (iii)    The Assignment of Leases and Security
                                    Deposits.

                           (iv) Evidence satisfactory to Seller and the Escrow Agent that the person or persons executing this Agreement and the closing documents on behalf of Buyer have full right, power and authority to do so.

                           (v) Such other documents as may be reasonably required by Seller or the Escrow Agent to consummate the closing.

               (l) Upon Completion of the Closing, Seller shall deliver to Buyer possession of the Property free and clear of all tenancies of every kind and parties in possession, except for the Tenants and the rights of third parties under the Permitted Encumbrances, with all parts of the Property (including without limitations the improvements and Personal Property) in the same conditions as on the date hereof, ordinary wear and tear excepted.

SECTION 5.  PRORATIONS AND ALLOCATIONS.

                  (a) Collected rents, real estate and personal property taxes, laundry income, service contracts, equipment leases or other personal property financing, utility deposits, insurance and other operating expenses whether or not a lien, assessed or to be assessed for the tax year in which the transaction is consummated will be prorated as to the Property as of the date of the Closing.

                  (b) Security deposits held by Seller or paid by any lessees at the Property will be transferred to Buyer in full at Closing, including any interest earned thereon and payable to the Tenant under State law.

                  (c) A re-proration agreement will be executed at closing relative to all adjustments between the parties whereby any adjustments found to be incorrect or supplemented by further information shall be corrected and paid based on reasonably substantiating evidence. Buyer will reimburse Seller for unpaid rents for the month of closing and one month prior thereto upon collection. Seller and Buyer agree that all rent received by Buyer after the Closing Date shall be applied first to unpaid rents for the month in which the closing occurs, next to any subsequent month's rent due and payable when said rent is received, and then to delinquent rentals, if any, in inverse order of maturity.

         SECTION 6. CONDEMNATION OR CASUALTY. Seller agrees to give Purchaser prompt written notice of any fire or other casualty occurring to all or any portion of the improvements at the Real Property and/or Personalty between the date hereof and the date of closing. If prior to the closing, there shall occur:

                  (i) damage to the improvements at the Property caused by fire or other casualty which would cost 5% of the Purchase Price of the Property or more to repair based on the estimate of a reputable third party contractor chosen by Seller to which Buyer has no reasonable objection; or

                  (ii) the taking or condemnation of all or any portion of the Real Property and/or the improvements as aforesaid as would materially interfere with the use thereof and/or are equal to or greater than $100,000.00 in value; then, if any of such events set forth in (i) or (ii) above occurs, Buyer or Seller, at its option, may terminate its obligations under this Agreement by written notice given to the other within seven (7) days after Buyer has received the notice referred to above or at the closing, whichever is earlier. Upon such

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termination, the Escrow Agent shall immediately return the Earnest Money to
Buyer, and neither party shall have any further right, obligation or liability hereunder. If Buyer or Seller does not elect to terminate its obligations as aforesaid, the closing shall take place as provided herein without an abatement of the purchase price (except that Buyer shall be allowed a credit for any deductible under Seller's insurance) and there shall be assigned to the Buyer at closing, all interest of the Seller in and to any insurance proceeds or condemnation awards which may be payable to Seller on account of such occurrence.

                  If, prior to the closing, there shall occur:

                  (i) damage to the Property caused by fire or other casualty which would cost less than 5% of the Purchase Price of the Property based on the estimate of a reputable third party contractor chosen by Seller to which Buyer has no reasonable objection; or

                  (ii) the taking or condemnation of all or any portion of the said Real Property and/or improvements as aforesaid which is not material to the use, thereof and is less than $100,000.00 in value; then, if any of such events set forth in (i) or (ii) above occurs, Buyer shall have no right to terminate its obligations under this Agreement, but there shall be assigned to Buyer at closing all interest of Seller in and to any insurance proceeds or condemnation awards which may be payable to Seller on account of any such occurrence, and in addition, Buyer shall be allowed a credit for any deductible under Seller's insurance policy.

                  Seller shall be responsible for maintaining fire and extended coverage insurance prior to closing as is currently in place.

         SECTION 7. CONDITIONS. The following shall be conditions precedent to Buyer's obligations hereunder, unless specifically waived in whole or in part in writing by Buyer:

                  (a) Litigation. There being no existing or pending claims, lawsuits, or governmental proceedings, or appeals, which challenge Seller's title to the Property.

                  (b) Title Insurance Policy. Title to the Property at Closing being marketable or insurable (Buyer agrees to request that the title company issuing the title commitment list any questions of marketability in the title commitment) and/or in accordance with the provisions of Section 4 above, free and clear of all liens and encumbrances. In addition, Buyer receiving assurances at Closing from the title insurance company issuing the Title Commitment, that after Closing, Buyer will be issued an ALTA Form B Title Insurance Policy, with all standard exceptions removed, except as set forth in Section 4 above, and all other exceptions validly objected to by Buyer deleted from such policy, insuring fee simple marketable title to the Property or in accordance with Section 4 above, in the amount of the Purchase Price, in Buyer's name, free and clear of all liens and encumbrances not otherwise specifically agreed to by Buyer prior to Closing.

                  (c) Personal Property. Seller conveying title to the Personal Property to Buyer at Closing free and clear of all liens and encumbrances (except for equipment leases and personal property financing disclosed during due diligence) by a Bill of Sale in the form of Exhibit D.

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                  (d) Compliance With Representations and Warranties. Seller
will be in substantial compliance with all other representations and warranties made herein in Section 8, or elsewhere in this Agreement, at Closing to the reasonable satisfaction of Buyer.

                  (e) The condition of the Personal Property and Real Property shall be in substantially the same condition at closing as they were at end of the Buyer's Due Diligence Period.

                  (f) Seller has performed all of its covenants hereunder.

         Absent a cure by Seller at or prior to Closing, if any of these conditions are not satisfied by Closing, or any earlier time frame specified above, then Buyer, at its sole option, may terminate this Agreement on or before the Closing Date by giving written notice to Seller. Upon such termination, the Escrow Agent shall immediately return the Earnest Money to Buyer, and the parties thereafter have no further rights, obligations, or liabilities under this Agreement.

         SECTION 8. SELLER'S WARRANTIES. The following representations and warranties of Seller shall survive the Closing for a period of six (6) months.

                  (a) The legal description of the Property contained in the recitals to this Agreement is substantially correct and will be confirmed by and conformed to the survey.

                  (b) To Seller's best knowledge and belief, Seller has not received written notification that the Property is not in compliance with any federal, state, county and municipal laws, ordinances and regulations, including but not limited to all federal, state, county and municipal environmental laws and regulations, applicable to or affecting the Property.

                  (c) Seller will convey fee simple, marketable or insurable title to the Property to Buyer at Closing and will convey title to the Personal Property to Buyer at Closing by Bill of Sale, in the form of Exhibit D free and clear of all liens and encumbrances.

                  (d) Seller will not interfere with Buyer's opportunity to hire Seller's on-site employees who work at the Property, but Buyer will have no obligation to hire any of those individuals. Buyer will make no efforts to hire such employees until after all contingencies have been removed and no earlier than 10 days before closing.

                  (e) Seller shall be responsible for (and Buyer shall not assume the obligation of) all employee wages, benefits (including payments for accrued bonuses, vacation or sick pay, unemployment compensation, employment taxes, medical claims or similar payments), contributions under any benefit programs or agreements, severance pay obligations and other related employee costs arising as a result of any events, acts (or failures to act) prior to the Closing Date with respect to the Property at which such persons are employed, whether or not disclosed on the schedules to this Agreement.

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                  (f) Seller retains all liability and responsibility for
fulfilling all federal and/or state COBRA and continuation of group health insurance coverage requirements (pursuant to Section 4980B of the Code, sections 601-608 of ERISA, and any applicable state laws) with respect to Seller's current or former employees (and their dependents). Buyer does not hereby and will not at the Closing of the Property assume any obligation to provide medical insurance coverage to persons that it employs because it acquires the Property.

                  (g) The physical condition of the Personal Property and Real Property shall be maintained in the same condition as they were at the expiration of Buyer's due diligence period through the Closing Date, ordinary wear and tear excepted.

                  (h) Seller has title to the property, has the authority to enter into this Agreement, and has the authority to sign all documents required to be signed to implement Seller's obligations under this Agreement.

                  (i) Seller is a Delaware limited partnership, organized, and in good standing under the laws of the State of Delaware, and the execution of this transaction has been duly authorized. Seller is not a "foreign person" as that terms is defined in Section 1445 of the Internal Revenue Code of 1986, as amended.

                  (j) There is no action, suit or proceeding pending or to the best of Seller's knowledge, threatened against or affecting Seller which could adversely affect Seller's ability to consummate this transaction or perform any of its obligations hereunder.

                  (k) Neither the entering into of this Agreement nor the consummation of the transaction contemplated hereby will constitute a violation or breach by Seller of any agreement or other instrument to which Seller is a party, or to which it is subject or by which any of its assets or properties may be affected, or of any judgments, order, writ, injunction or decree issued against or imposed upon it.

                  (l) No consent or approval of any person, entity, or governmental authority is required with respect to the execution and delivery of this agreement by Seller or the consummation by Buyer of the transactions contemplated hereby or the performance by Seller of its obligations hereunder. The term "governmental authority" means the United States of America, the State of Oklahoma, the county and city in which the Property is located, and any other political subdivision in which the Property is located, and any court, agency, department, commission, board, bureau, property owners association, utility district, flood control district, improvements district, or similar district or other instrumentality of any of them.

                  (m) There are no parties in possession of any portion of the Property except for Tenants.

                  (n) To the best of Seller's knowledge, there is no pending condemnation or similar proceeding or special assessment (inclusive of assessments for utilities, street widening, repair or improvement) with respect to the Property.

                  (o) Seller has no written notice of any violation with respect to the Property of any federal, state, county, or city statute, ordinance, code, rule, or regulation or stating that any investigation has commenced or is contemplated regarding any violation.

                  (p) There are no attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or other debtor relief laws pending against Seller.

                  (q) Seller has not entered into and has no current actual knowledge of, any written agreements or other agreements with any private party or governmental authority affecting the Property, including, without limitation, any that require the owner of the Property to install, maintain, construct, or otherwise participate in or contribute to any installation, maintenance, or construction of any offsite improvements serving or intended to serve any portion of the Property.

                  (r) Seller has not used the Property, and Seller has no written notice that any other party has used the Property for the disposal or dumping of, nor does Seller have written notice that there has been any spillage, seepage or uncontrolled loss on or filtration from or onto the Property of any petroleum products, hazardous wastes, hazardous substances, hazardous materials, pollutants, or contaminants (collectively, "Hazardous Substances"), including, without limitation, asbestos, PCBs, and formaldehyde. Seller shall promptly deliver to Buyer any information received by Seller pertaining to the presence, disposal, dumping, spillage, seepage, uncontrolled loss, or filtration with regards to the Property of any Hazardous Substances. Seller has no written notice that there are underground storage tanks located in and under or, to Seller's knowledge, adjacent to the Property.

                  (s) Seller has no written notice of any mold, fungus, mildew or air quality problem affecting the Property, and Seller has not been advised in writing by any Tenant, governmental authority or other person that mold, fungus, mildew or air quality problem is present in or affects the Property.

                  (t) Seller has no written notice of any agreements, covenants, instruments, or other ordinances affecting the water rights of the Property, except as are furnished to Buyer as part of the Due Diligence Information and Title Commitment.

         SECTION 9.  NON-PERFORMANCE.

                  (a) If Seller fails to deliver the Deed or meet any of the conditions hereof or defaults in closing the sale of the Property as required herein, Buyer, at Buyer's sole option, may (i) terminate this Agreement whereupon the Earnest Money shall be returned to Buyer on demand or (ii) Buyer may bring an action for specific performance, and if Buyer prevails, all reasonable costs and expenses of any such action shall be paid by Seller as a reduction of the Purchase Price, or (iii) bring an action for monetary damages. The foregoing shall be the sole and exclusive remedies of Buyer. However, if Buyer elects to bring an action for monetary damages, they shall be specifically limited, if proven, to an amount equal to the Earnest Money on deposit as set forth hereinabove. Any damages resulting from a breach of any warranty or representation either before or after Closing shall be subject to the same limitation and aggregated with any damages for breach of this Agreement as set forth above.

                  (b) If Buyer defaults in closing the purchase of the Property when required herein or defaults under any other terms of this Contract, Seller and Buyer agree that it will be extremely difficult or impractical to fix Seller's actual damages. Therefore, in such an event, the entire Earnest Money shall be delivered to Seller as liquidated damages for loss of a bargain and not as a penalty. Buyer will then be released from all liability to Seller related to this Agreement, such liquidated damages being Seller's sole remedy.

                  (c) Notwithstanding the foregoing, in the event that after the termination of this Agreement or after Closing, as the case may be, a party (the "Defaulting Party") breaches an indemnity, proration, representation, warranty or other obligation hereunder which is expressly stated herein to survive the termination of this Agreement or Closing, as the case may be, the Defaulting Party shall be liable to the other party (the "Non-Defaulting Party") for the actual damages incurred by the Non-Defaulting Party as a direct result of such breach. However, in no event shall the Non-Default Party be entitled to recover from the from the Defaulting Party any punitive, consequential or speculative damages. Damages under this subparagraph (c), however, shall be limited in amount to $85,000.00 in the aggregate; such dollar limitation on damages shall not apply to the indemnities for broker fees under Section 10, to the indemnities under Section 16 or to amounts which may be owed under the proration agreement pursuant to Section 5.

         SECTION 10. BROKERS, AGENTS AND CONSULTANTS. Seller represents and warrants to Buyer that no broker, consultant or agent is due a commission or fee from the proceeds of the Closing, claiming by, through or under Seller except as stated herein, and Seller hereby agrees to indemnify and hold harmless Buyer from the claims of any agent, consultant or broker for the payment of any such commission or commissions. Seller shall be responsible for commissions due to Duberstein Investments. It is understood that Duberstein Investments will pay $30,000.00 from said commission to Craig Platt or his designee at Closing.

         Buyer represents and warrants to Seller that no other broker, consultant or agent is due a commission or fee from the proceeds of the Closing claiming by, through or under Buyer, and hereby agrees to indemnify and hold harmless Seller and the Property from the claims of any other agent, consultant or broker for the payment of any commission, finder's fee or other compensation.

         SECTION 11.  LEASES AND PROPERTY OPERATION.

                  (a) Seller agrees that prior to the Closing it will not enter into any long term commercial leases or service agreements without the prior written consent of Buyer which will not be unreasonably withheld or delayed. This provision shall not be applicable until after the expiration of Buyer's Due Diligence Period, provided Seller shall promptly provide to Buyer prior to the end of the Due Diligence Period copies of any such leases or agreements which were entered into prior to the end of the Due Diligence Period,

                  (b) Seller shall assign the existing tenant leases to Buyer at Closing along with all service contracts and other agreements affecting the Property. Buyer shall execute an assumption agreement or other agreements with respect to such tenant leases and Service Contracts or other agreements from and after the date of closing in the form of Exhibits D and E.

                  (c) From the date hereof through the Closing Date, Seller shall:

                  1. maintain all the Property in the same condition as it is presently in, ordinary wear and tear excepted.

                  2. not modify, extend or amend any Property Contract after the expiration of Buyer's Due Diligence (provided Seller shall promptly provide to Buyer prior to the end of the Due Diligence Period copies of any such changes entered into prior to the end of the Due Diligence Period);

                  3. lease, operate, and manage the Property, in a manner consistent with Seller's practices regarding the Property during Seller's ownership of the Property and not amend and/or modify any existing Lease other than extensions and renewals exercised by Tenants pursuant to rights currently existing under the Leases or extensions and renewals on substantially the same terms as those executed in the prior three months;

                  4. not convey or dispose (including any encumbrance or lease) of any of the Personal Property which it has acquired or purchased in connection with its ownership and management of the Property, or any of the fixtures which are part of the Property, or any interest therein, other than in the ordinary course of business of management and ownership of the Property and which is replaced with similar property;

                  5. promptly advise Buyer in writing of any litigation or hearing or notice received or any material changes of facts that cause any of Seller's representations or warranties to be inaccurate in any respect;

                  6. keep Buyer fully and promptly appraised of any filings, hearings, meetings, developments, and other matters pertaining to annexation, zoning or platting of the Property;

                  7. not take any action or omit to take any action that could have the effect of violating any representations, warranties, or agreement of Seller in this Agreement; and

                  8. keep the terms of this Agreement and identify of Buyer confidential.

         (d) To the extent Seller breaches any of Seller's covenants contained in this Agreement in any material respects, and unless cured by Seller within a reasonable time after occurrence, the Buyer may, at its option (i) terminate this Agreement, in which event the Earnest Money shall be returned to Buyer, and neither party shall have any further rights, obligations or liabilities hereunder, or (ii) Buyer may elect to close the purchase of the Property, otherwise in accordance with the terms and conditions hereof, in which event Seller shall pay to Buyer at the Closing the actual damages suffered by Buyer as a result of such breach, although damages hereunder shall be limited to a maximum sum of $85,000.00 in the aggregate.

         SECTION 12. INSURANCE. Seller will cancel its insurance coverage on the Property effective at Closing of the Property, and Buyer will place new insurance coverage on the Property effective on the same date.

         SECTION 13. ASSIGNMENT. Buyer shall not have the right to assign this Agreement, in whole or in part, to any party with whom it is not affiliated without the express written consent of Seller. Upon any such assignment approved by Seller, the assignee shall assume the obligations of Buyer. Seller's consent pursuant to this section shall be in its sole discretion and shall include approval of all proposed assignment documents. In accordance with the foregoing, the Buyer shall have the right to assign to an entity with which the Buyer is affiliated provided the Buyer herein remains liable for performance of this Contract.

         SECTION 14. ENTIRE AGREEMENT. All prior understandings and agreements of the parties are merged herein, and this Agreement reflects the entire understanding of the parties. This Agreement may not be changed or terminated orally.

         SECTION 15. SUCCESSORS AND ASSIGNS. The terms of this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns.

         SECTION 16.  INDEMNIFICATIONS.

                  (a) SELLERS INDEMNITY. Seller shall indemnify, defend and hold Buyer harmless from any claim, demand, loss, liability, damage, or expense (including reasonable attorneys' fees) due to Seller's operations of the Property prior to Closing, including without limitation in connection with third-party claims for injury or damage to personal property in connection with the ownership or operation of the Property prior to Closing. These indemnification obligations of Seller shall be repeated at and shall survive the Closing.

                  (b) BUYERS INDEMNITY. Buyer shall indemnify, defend and hold Seller harmless from any claim, demand, loss, liability, damage, or expense (including reasonable attorneys' fees) due to Buyers operation of the Property from and after Closing. The indemnification obligations of Buyer shall be repeated at and shall survive the Closing.

         SECTION 17. NOTICES. All notices required or permitted hereby shall be in writing and delivered either in person or sent electronically by facsimile, or by national overnight express carrier. Notices shall be deemed to have been given on the day sent by one of the foregoing methods to the following addresses (which may be changed by written notice) when sent as follows:

         Buyer:            Platinum Partners
                           4002 Beltline Road, Suite #110
                           Addison, Texas  75001
                           Fax: 972-980-0384

         Copy to:          Cherry & Howell, LLP
                           9400 N. Central Expressway, Suite 1616
                           Dallas, Texas  75231
                           Attention: Kevin Cherry, Esq.
                           Telephone: 214-265-7007
                           Facsimile: 214-265-7008

         Seller: Realmark Property Investor Limited Partnership-VIA 2350 North Forest Road
                           Getzville, NY  14068
                           Fax No. 716-636-0466

         Copy to:          William H. Mattrey, Esq.
                           Amigone, Sanchez,
                             Mattrey & Marshall, LLP
                           1300 Main Place Tower
                           Buffalo, NY  14202
                           Phone: 716-852-1300
                           Fax: 716-852-1344

         SECTION 18. CONSTRUCTION. Time shall be construed to be of the essence.

         SECTION 19. GOVERNING LAW. This Agreement will be governed by and construed according to Oklahoma law, except for matters of title or real estate law which shall be governed by the laws of the state in which the Property is located.

         SECTION 20. ESCROW. The Escrow Agent hereby acknowledges receipt of the Earnest Money and agrees to hold the same in escrow in an interest bearing account approved by Buyer until the closing or sooner termination of this Agreement and shall pay over and apply the proceeds thereof in accordance with the terms of this Agreement. If, for any reason, the closing does not occur and either party makes a written demand upon the Escrow Agent for payment of the Earnest Money, the Escrow Agent shall give written notice to the other party of such demand. If the Escrow Agent does not receive a written objection from the other party to the proposed payment within five (5) business days after the giving of such notice, the Escrow Agent is hereby authorized to make such payment. If the Escrow Agent does receive such written objection within such five (5) day period, or if for any reason the Escrow Agent in good faith shall elect not to make such payment, the Escrow Agent shall continue to hold the Earnest Money until otherwise directed by written instructions from the parties to this Agreement or until a final judgment (beyond any applicable appeal period) by a Court of competent jurisdiction is rendered disposing of such Earnest Money.

                  The Escrow Agent shall be liable as a depository only and its duties hereunder are limited to the safekeeping of the Earnest Money and the delivery of same in accordance with the terms of this Agreement. The Escrow Agent will not be liable for any act or omission done in good faith, or for any claim, demand, loss or damage made or suffered by any party to this Agreement, excepting such as may arise through or be caused by the Escrow Agent's negligence or willful misconduct.

SECTION 21.  MISCELLANEOUS.

         1. Attorney's Fees and Legal Expenses. Should either party hereto institute any action or proceeding in court or through arbitration to enforce any provision hereof or for damages by reason of any alleged breach of any provision of this Agreement or for any other remedy, the prevailing party shall be entitled to receive from the losing party all reasonable attorneys' fees and all court and/or arbitration costs.

         2. Calculation of Date and Times. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is Saturday, Sunday or legal holiday under the laws of the State of Oklahoma in which event the period shall run until the end of the next day, which is neither a Saturday, Sunday or legal holiday.

         3. Counterparts. This Agreement may be executed in any number of counterparts which together shall constitute the agreement of the parties. The Section headings herein contained are for purposes of identification only and shall not be considered in construing this Agreement.

         4. Seller Exculpated Parties. Notwithstanding anything to the contrary, contained in this Agreement, none of the directors, officers, shareholders, members, managers, partners, employees or agents of Seller or its constituent parties nor any other person, partnership, corporation, company or trust, and principal of Seller, whether disclosed or undisclosed (collectively, the "Seller Exculpated Parties") shall have any personal obligation or liability hereunder, and Buyer shall not seek to assert any claim or enforce any of its rights hereunder against any Seller Exculpated Party. The provisions of this Section shall survive the termination or the Closing of this Contract.

         5. Buyer Exculpated Parties. Notwithstanding anything to the contrary contained in this Agreement, none of the directors, officers, trustees, shareholders, members, managers, partners, employees, or agents of Buyer or its constituent parties nor any other person, partnership, corporation, company, or trust, as principal of Buyer, whether disclosed or undisclosed (collectively the "Buyer Exculpated Parties") shall have any personal obligation or liability hereunder, and Seller shall not seek to assert any claim or enforce any of its rights hereunder against any Buyer Exculpated Party.

         6. Further Assurances. Both Seller and Buyer agree that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively transactions contemplated hereby.

         7. Deliveries to Lender. Any certificate required to be delivered to Buyer pursuant to this Agreement, shall, at the sole option of Buyer, also be delivered to any lender which lends funds to Buyer for any portion of the Purchase Price and all such certificates will be addressed to Buyer and such lender. The reference to lender shall not imply that there is any financing contingency available to Buyer.

         8. Independent Consideration. Notwithstanding anything herein to the contrary, a portion of the Earnest Money in the amount of $100.00 shall be non-refundable and shall be distributed to Seller at Closing or other termination of this Agreement as full payment and independent consideration for Seller's performance under this Agreement and for the rights granted to Buyer hereunder. Any refund or delivery of the Earnest Money to Buyer pursuant to this Agreement shall be less the non-refundable portion thereof which shall simultaneously be distributed to Seller.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties, or by the duly authorized officer of the parties, on the day and year shown below.

BUYER:

Executed February 27, 2002

Platinum Partners

By:  /s/ Platinum Partners
     ---------------------


SELLER:

Executed February 27, 2002

Realmark Property Investors Limited Partnership-VIA



By: /s/ Joseph M. Jayson
    --------------------



RECEIPT OF ESCROW AGENT

The undersigned hereby acknowledges receipt of the Earnest Money provided for herein, and that the same is being held as Escrow Agent pursuant to the terms of the above Purchase Agreement.

as Escrow Agent

By:
   --------------------

                                                                          3/8/02
                         REAL ESTATE PURCHASE AGREEMENT
                             COUNTRYBROOK APARTMENTS

                  This purchase agreement ("Agreement" or "Contract") made and entered into by and between Realmark - Countrybrook, L.L.C., 2350 North Forest Road, Getzville, NY 14068 ("Seller") and Research Properties, Inc. on behalf of an entity to be named, 6600 Outer Loop #66, Louisville, KY 40228 ("Buyer").

                                    RECITALS:

         A. Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, (1) a certain parcel of real property and all of the improvements and buildings situated thereon, and the hereditaments and appurtenances thereto (the "Real Property"), consisting of an apartment complex containing 240 residential apartment units known as Countrybrook Apartments, and (2) all personal property, equipment, fixtures, supplies, inventories, replacement parts, and intellectual property (excluding, however, any use of the name "Realmark" or any related or similar name, it being understood that only the right, title and interest of Seller to the name of the apartment complex shall be transferred and excluding computer equipment and software), owned by Seller, utilized in the operation or management of the apartment complex, and located at said apartment complex, including without limitation (a) all licenses, permits and certificates of occupancy held by the Seller for the Property which may be lawfully assigned and which may be necessary or desirable, in Buyer's opinion, to operate the Property; (b) any warranties and guaranties from manufacturers, suppliers and installers pertaining to the Property including roof warranties and warranties covering appliances within the Property apartment units; (c) the name "Countrybrook" and all variations thereof; (d) the telephone number(s) for all of Seller's telephones installed at the Property; (e) all architectural drawings, plans and specifications and other documents in Seller's possession pertaining to the construction of the Property; (f) all business records, books of account, customer lists, correspondence, and files relating to any tenancy or occupancy of the real property and improvements (on computer disk if requested by Buyer); (g) all signs on and relating to Countrybrook Apartments; and generally all other intangible property at the Property (collectively the "Personal Property"). The Real Property together with the Personal Property applicable to the apartment complex will be herein referred to as the "Property".

         B. Attached hereto and made a part hereof is the legal description of the Real Property, marked with the name of the apartment complex and attached as Exhibit A. A detailed list of the Personal Property is attached to this Agreement as Exhibit B. Any subsequent amendment to either Exhibit A or Exhibit B agreed to by Seller and Buyer, or to any other Exhibit to this Agreement, is to be considered an integral part of this Agreement.

         FOR AND IN CONSIDERATION of the mutual promises, covenants and agreements, hereinafter set forth, the Parties agree as follows:

         SECTION 1.  PURCHASE PRICE.

                  (a) The purchase price to be paid Seller for the Property is $5,200,000.00 ("Purchase Price") to be paid in the following manner:

                           Earnest Money at signing of
                           Purchase Agreement                                 $   50,000.00

                           Earnest Money after expiration
                           of due diligence and financing
                           contingency                                        $   50,000.00

                           Cash at closing (subject to prorations
                           and allocations per Section 5), and reduced
                           by assumption of Seller's existing first
                           mortgage balance at closing                        $5,100,000.00
                                                                              -------------
                                            Total                             $5,200,000.00
                                                                              =============

and payable by Buyer on closing of title and delivery of the Deed ("Closing") in immediately available good, federal funds.

                  (b) All existing debt (except the first mortgage to be assumed), liens, (other than tax liens) impositions and similar encumbrances affecting the Real Property will be discharged or, if annual real estate taxes or special assessment liens, prorated in accordance with Section 5 and paid at the Closing.

                  (c) The Earnest Money (sometime referred to as the "Deposit")in the amount stated in Section 1 (a) above will be deposited with the Commonwealth Land Title Insurance Company, as Escrow Agent (the "Escrow Agent"), within two (2) days from the date of Seller's execution of this Agreement. Absent any contrary provision of this Agreement, the total Earnest Money in the amount of $100,000.00 will remain on deposit with the Escrow Agent until the Closing of the Property or cancellation of escrow. If the Earnest Money deposit is not made by the date or dates as herein above set forth, Seller may terminate this Agreement. Interest on the Earnest Money shall belong to Buyer. Buyer shall have the right to direct the investment of the Deposit so long as it is with a financial institution the deposits of which are insured up to $100,000 by an agency of the United States government, and Buyer shall pay any fees required for placing the Deposit in an interest bearing account. Upon any permitted termination of this Agreement by Buyer, including but not limited to the failure of the conditions precedent set out in Section 7, the Earnest Money shall be returned to Buyer upon demand, and in compliance with all other terms and provisions of this Agreement.

         SECTION 2.  PLACE AND TIME OF CLOSING.

                  (a) Subject to the conditions precedent set forth herein having been met or waived, the Closing will take place on or before 30 days after expiration of due diligence and finance contingencies, whichever is later, unless extended as otherwise set forth in this Agreement, time being of the essence. As used herein the term "Closing" will mean the meeting of the parties at which delivery of the Deed and payment of the Purchase Price as called for in
Section 1 occurs for the Property, which may occur through an escrow arrangement with Escrow Agent.

                  (b) This Agreement, as an offer to purchase when signed by Buyer, shall automatically terminate if not accepted in final form by Seller by 5 P.M., Eastern Standard Time, within three (3) business days from the date on which Buyer executed this Agreement as indicated below, which acceptance shall occur by execution of this Agreement and delivery of an executed original to Buyer.

         SECTION 3.  ENTRY ON THE PROPERTY/PURCHASER'S CONTINGENCIES.

         (a) Due Diligence. Buyer, or its designees, will have a period of fifteen (15) days after the date on which Seller has delivered to Buyer all materials called for in Section 3(a)(i) below (the "Due Diligence Period"), to enter the Property to make inspections, engineering tests, surveys, and other such tests, examinations and inspections as Buyer may desire as long as such tests, examinations, etc., do not unreasonably interfere with the operations or any current use of the Property, and to review all materials to be provided by Seller pursuant to Section 3(a)(i) below. All entry upon the Property and any and all contact with on site employees of Seller by Buyer (and Buyer's agents and representatives) shall be upon prior notice to Seller and, at Seller's option, accompanied by an agent of Seller. Requests for entry upon the property or to contact any employees of Seller shall be initiated only through James Duberstein or Joseph M. Jayson and shall be conducted in strict conformance with the restrictions in this Agreement and specifically this Section 3 and Section 8(d). If Seller does not permit Buyer to make such entry alone or if Seller does not make available Mr. Duberstein or Mr. Jayson to accompany Buyer (and Buyer's agents and representatives) within one day of request by Buyer, then the Due Diligence Period shall be extended by the number of days Seller delays Buyer.

         If the Closing of the Property does not occur, Buyer shall restore any damage caused to the Property by Buyer to the same condition as prior to any entry by Buyer.

         All due diligence materials previously submitted to Buyer must be maintained by Buyer or its attorneys or agents on a confidential basis and returned to Seller if Buyer terminates this Agreement. Buyer agrees that it will not use the due diligence materials for any purpose other than to determine whether to acquire the Property and agrees that it will not make contact with Seller's tenants unless accompanied by a Seller representative as set forth above, or otherwise with the permission of Seller. Seller will permit Buyer (and Buyer's agents and representatives) on a timely basis to enter as many occupied apartment units as may be selected by Buyer and all vacant apartment units to walk through and inspect such units. In addition, Buyer agrees that it will under no circumstances make any offer, or use the Due Diligence materials, to acquire the interest of any partner(s) of the selling entities or the current fee owner or its affiliates for a period of two (2) years after the date of this Contract. Buyer and/or its agents will not, under any circumstances, disclose to any of Seller's employees that it is contemplating acquisition of the Property without Seller's written consent prior to closing. Buyer will make no contact with any of Seller's employees without Seller's express written consent; except for contacts with Seller's employees allowed under Section 8(d) and except for contacts within three (3) days of closing in connection with takeover and closing arrangements. Seller acknowledges that certain of Buyer's personnel have been contacted for jobs by employees of Seller, with Seller's employees indicating they had heard rumors that the Property was for sale, and that Buyer acknowledged Buyer was investigating the purchase of the Property. Seller accepts such disclosure and agrees all such contacts did not violate this Agreement, having occurred before this Agreement was executed. All third party reports desired by Buyer will be ordered by Buyer at Buyer's expense, and Buyer agrees that it will supply copies to Seller of each and every report upon receipt.

                  (i) During the Due Diligence Period, Buyer may inspect the Property. At the signing of this Agreement or within two (2) days thereafter, Seller shall provide or make available at the Property or Buyer's office, those operational and information items which relate to the Property as follows:

                  1. Current Rent Roll - (Dated within 30 days of execution)

                  2. Income and Expense Statements for the last two (2) calendar years

                  3. Income and Expense Statement for the current calendar year to date (as of the end of the month previous to execution)

                  4. Copy of current ad valorem tax bills and a condensed list of utility bills for the Property, for the last full calendar year

                  5. As-built survey,

                  6. Copies of all third-party contracts (e.g., coin laundry equipment, termite, landscape, pool maintenance, etc.) in effect or which will be in effect at or after the closing date

                  7. Copy of the latest insurance declaration covering the Property (the same may be within a master policy)

                  8. Make available the standard form lease and originals or copies of the first and last page of all tenant leases for the Property in connection with each apartment unit, with a certification that all other pages are identical to the standard form lease.

                  9. A list of all equipment leases and/or any financing documents for personal property, equipment, etc., affecting the apartment complex

                  10. A copy of the financing documents for the current loan to be assumed, including without limitation the promissory note, mortgage, fixture filing, assignment of rents and leases, and a statement showing the current principal balance and the amount of all funds escrowed with the lender or a third party acting on behalf of lender.

                  11. All architectural drawings, plans, and specifications, in Seller's possession.

                  12. Seller will also make available to Buyer at Seller's office during due diligence, access to all repair and maintenance records for the year previous to the date of this Agreement, and other documents in Seller's possession pertaining to the construction and maintenance of the Property

All of the foregoing will either be at the Property location or submitted to Buyer by Seller within two (2) days after execution of this Agreement by both parties.

                  (ii) During the Due Diligence Period, Buyer will conduct a review of the economics and feasibility of acquiring and operating the Property, including any inspection of all zoning and other government permits and regulations and all other matters and documents relating to the operation of the Property, including the items supplied by Seller under Section 3(a) hereof.

                  (iii) After Seller provides all required documents to the Buyer, Buyer agrees to accept or reject the Property and all documents prior to the end of the Due Diligence Period, except that Buyer shall have a period of thirty (30) days after the end of the Due Diligence Period to perform such environmental studies of the Property as desired by Buyer, and to make a determination as to whether the environmental condition of the Property is acceptable to Buyer (however Buyer may not terminate this Agreement if such environmental studies do not reflect a material negative difference from the existing environmental study of Seller submitted to Buyer.) If Buyer does not cancel this Contract during the Due Diligence Period, as extended for environmental studies, or does not cancel this Contract during the extended due diligence period for environmental matters deemed unacceptable to Buyer, Buyer shall be deemed to have accepted the Property and it will close on the Property in accordance with this Contract, except for cancellation in accordance with certain other specific provisions of this Contract, including without limitation the provisions of Sections 3(b), Section 4(c), Section 7 and Section 8. During said Due Diligence Period, however, as extended for environmental studies as set forth above, Buyer shall have the right, in its sole discretion, except as limited above relative to any difference in the environmental studies, to terminate this Agreement within the due diligence period, and upon said termination, Buyer shall receive back its Deposit and neither party shall have any further liability.

                  (b) Financing. Buyer agrees to apply for approval of the assumption by Buyer of Seller's existing first Mortgage held by Wells Fargo Bank, with the approximate current balance of $3,933,000.00, bearing interest at the rate of 7.89% and due and payable in full September 11, 2009. Buyer has submitted financial information and management profile/credentials to Seller. Seller shall have the right to submit said information to the Lender for preliminary review. In the event said Lender indicates disapproval of said submission, Buyer or Seller shall have the right to terminate this Agreement in which event the Deposit shall be returned to Buyer and neither party shall have any further liability. Buyer agrees to begin the application process for such approval in good faith within fifteen (15) days of execution of this Agreement. Buyer will process said application with due diligence and comply with all reasonable requests of said holder. Seller agrees to cooperate with Buyer's application. Buyer shall pay all fees, deposits, and expenses incurred in obtaining such approval and any transfer or assumption fees payable to said holder; provided, however, that if any required deposits or nonrefundable fees exceed $10,000.00, Buyer may terminate this Agreement and receive a refund of the Deposit. Provided further, Buyer shall not be required to pay any fees, deposits, or expenses to the lender until after the 15-day due diligence period has expired. Buyer and Seller agree to execute such documents as may be reasonably required by said holder to complete said application and to confirm the assumption by Buyer of said mortgage loan. If said approval is not obtained by Buyer within thirty (30) days after execution of this Agreement, either party may terminate this Agreement upon written notice to the other, in which event the Deposit shall be returned to Buyer and neither party shall have any further liability to the other.

         SECTION 4.  DEED AND TITLE.

                  (a) Seller shall deliver to Buyer at Closing, a Special or Limited Warranty Deed ("Deed") in a form reasonably acceptable to Buyer and Escrow Agent, conveying good and marketable fee simple title to the Real Property, subject only to the existing first mortgage to be assumed by Buyer, and to such easements, restrictions of record and title exceptions set forth in the commitment for title insurance specifically approved by Buyer, and taxes not delinquent. In addition, Seller shall convey title to the Personal Property to Buyer, free and clear of all liens and encumbrances (except the existing first mortgage, and those disclosed and deemed approved during due diligence; e.g., equipment leases or personal property financing documents), by the execution and delivery at Closing of a Bill of Sale in form and substance reasonably satisfactory to Buyer, without warranty, except as to Seller's title.

                  (b) Seller agrees to provide a copy of its most recent existing title insurance policy or title insurance commitment to Buyer. Buyer shall then obtain at Buyer's expense an ALTA Form B Title Insurance Commitment (the "Title Commitment"), within fifteen (15) days of the date of execution of this Contract by both parties, issued by a title insurance company selected by Buyer, committing to insure fee simple title to the Property in the amount of the Purchase Price for such Property in Buyer's name, with all standard exceptions removed (except for the rights of tenants under unrecorded leases and/or except for standard exceptions normally not removed pursuant to local custom with respect to the Real Property), and containing no other exceptions not specifically approved by Buyer. Buyer will provide a copy of said title commitment to Seller immediately after same is completed, but no later than 20 days after signing this Agreement. Buyer shall have ten (10) days after receipt of the Title Commitment to examine the Title Commitment and the existing survey provided by Seller to Buyer to inform Seller of Buyer's objection to any exception contained in or title defect revealed by the Title Commitment or the existing survey. It is understood that Buyer may elect to obtain an updated survey of the Property. Buyer shall have the right to object to any new matters shown on the updated survey, but Buyer shall have no right to object if the updated survey does not reveal any objectionable exceptions. In no event shall Buyer have the right to object to any matters on the updated survey after the expiration of thirty (30) days from the execution of this Agreement.

                  (c) If Buyer's examination of the Title Commitment or the survey reveals that the Title Commitment for the Real Property contains objectionable exceptions or that the title to the Real Property is defective and thereafter, the issuing title insurance company refuses to delete the objectionable exceptions or the defects cannot be cured by Seller within a reasonable period of time after written notice by Buyer, specifically pointing out the objection/defects, then Buyer may elect to terminate this Agreement upon written notice to Seller and receive a refund of the Deposit.

                  (d) Seller will pay for preparation of the Deed for the Real Property, for State and local transfer taxes affecting the Real Property, and for any sales or use taxes affecting the Personal Property.

                  (e) Buyer will pay for any updated survey of the Property for the title insurance commitment and for all title insurance premiums, and for the recording of the Deed for the Property and the recording of any assumption document.

                  (f) Seller and Buyer will each pay their own attorney's and other professional fees and expenses.

                  (g) At Closing, Seller shall execute and deliver to Buyer a mechanics and materialmen's lien and owner's affidavit and indemnity acceptable to Buyer's title insurance company, evidence of the authority of the person or persons executing the documents on behalf of Seller, acceptable to Buyer's title insurance company, and a "non-foreign" certificate as required by Section 1445 of the Internal Revenue Code, and (if requested by Buyer) letters to all tenants of the Property advising them of the change in ownership and directing them to pay all rents to Buyer or Buyer's designee.

         SECTION 5.  PRORATIONS AND ALLOCATIONS.

                  (a) Collected rents, interest on the first mortgage, laundry income, service contracts, equipment leases or other personal property financing, utility deposits, insurance and other expenses whether or not a lien, assessed or to be assessed for the year in which the transaction is consummated will be prorated as to the Property as of the date of the Closing. All utility bills relating to the period prior to the Closing Date shall be paid by Seller. Seller shall terminate all utility relationships with respect to the Property as of the Closing Date. Buyer shall pay Seller cash at closing for all escrows held by the existing first mortgage holder or by an entity acting on behalf of that lender at Closing. With respect to any delinquent or uncollected rents at the time of Closing, either Buyer or Seller may collect or attempt to collect such rents. If collected by Buyer, Buyer shall remit to Seller (net of expenses of collection) Seller's prorated share as if such rents were collected as of Closing. If collected by Seller, Seller shall remit to Buyer (net of expenses of collection) Buyer's prorated share as if such rents were collected as of Closing. Seller shall have no right to collect or attempt to collect such rents after 90 days after Closing.

                  (b) Security deposits held by Seller or paid by any tenants or lessees at the Property will be transferred to Buyer in full at Closing, including any interest earned thereon and payable to the tenant or lessee under State law.

                  (c) Real Estate taxes and personal property taxes and special assessments shall be prorated based on the custom in Louisville, Kentucky.

                  (d) Seller will assign to Buyer all of Seller's right to the proceeds of a insurance policies relating to fire losses at the Property, whether such amount has yet been determined. If Seller has received any such proceeds prior to Closing, the amount received by Seller shall be credited against and applied to the cash portion of the Purchase Price.

         SECTION 6. CONDEMNATION OR CASUALTY. Seller agrees to give Purchaser prompt written notice of any fire or other casualty occurring to all or any portion of the improvements at the Real Property and/or Personalty between the date hereof and the date of closing. If prior to the closing, there shall occur:

                  (i) damage to the improvements at the Property caused by fire or other casualty which would cost 5% of the Purchase Price of the Property or more to repair based on the estimate of a reputable third party contractor chosen by Seller; or

                  (ii) the taking or condemnation of all or any portion of the Real Property and/or the improvements as aforesaid as would materially interfere with the use thereof; then, if any of such events set forth in (i) or (ii) above occurs, Buyer or Seller, at its option, may terminate its obligations under this Agreement by written notice given to the other within seven (7) days after Buyer has received the notice referred to above or at the closing, whichever is earlier. If Buyer or Seller does not elect to terminate its obligations as aforesaid, the closing shall take place as provided herein without an abatement of the purchase price (except that Buyer shall be allowed a credit for any deductible under Seller's insurance) and there shall be assigned to the Buyer at closing, all interest of the Seller in and to any insurance proceeds or condemnation awards which may be payable to Seller on account of such occurrence, or if Seller has received any such proceeds or awards, the amount received by Seller shall be credited against and applied to the cash portion of the Purchase Price.

                  If, prior to the closing, there shall occur:

                  (i) damage to the Property caused by fire or other casualty which would cost less than 5% of the Purchase Price of the Property based on the estimate of a reputable third party contractor chosen by Seller to which Buyer has no reasonable objection; or

                  (ii) the taking or condemnation of all or any portion of the said Real Property and/or improvements as aforesaid which is not material to the use, thereof; then, if any of such events set forth in (i) or (ii) above occurs, Buyer shall have no right to terminate its obligations under this Agreement, but there shall be assigned to Buyer at closing all interest of Seller in and to any insurance proceeds or condemnation awards which may be payable to Seller on account of any such occurrence, and in addition, Buyer shall be allowed a credit for any deductible under Seller's insurance policy, or if Seller has received any such proceeds or awards, the amount received by Seller shall be credited against and applied to the cash portion of the Purchase Price.

                  Seller shall be responsible for maintaining fire and extended coverage insurance prior to closing as is currently in place.

         SECTION 7. ADDITIONAL CONDITIONS. The following shall be conditions precedent to Buyer's obligations hereunder, unless specifically waived in whole or in part in writing by Buyer:

                  (a) Litigation. There being no existing or pending claims, lawsuits, or governmental proceedings, or appeals, which challenge Seller's title to the Property.

                  (b) Title Insurance Policy. Title to the Property at Closing being marketable or insurable (Buyer agrees to request that the title company issuing the title commitment list any questions of marketability in the title commitment) and/or in accordance with the provisions of Section 4 above, free and clear of all liens and encumbrances, except the existing first mortgage. In addition, Buyer receiving assurances at Closing from the title insurance company issuing the Title Commitment, that after Closing, Buyer will be issued at Buyer's expense, an ALTA Form B Title Insurance Policy, with all standard exceptions removed, except as set forth in Section 4 above, and all other exceptions validly objected to by Buyer deleted from such policy, insuring fee simple marketable title to the Property or in accordance with Section 4 above, in the amount of the Purchase Price, in Buyer's name, free and clear of all liens and encumbrances not otherwise specifically agreed to by Buyer prior to Closing.

                  (c) Personal Property. Seller conveying title to the Personal Property to Buyer at Closing free and clear of all liens and encumbrances (except for the existing first mortgage and for equipment leases and personal property financing disclosed during due diligence) by a Bill of Sale without warranties except as to title in form and substance reasonably satisfactory to Buyer.

                  (d) Compliance With Representations and Warranties. Seller will be in substantial compliance with all other representations and warranties made herein in Section 8, or elsewhere in this Agreement, at Closing to the reasonable satisfaction of Buyer.

                  (e) Condition. The condition of the Personal Property and Real Property shall be in substantially the same condition at closing as they were on the date of execution hereof.

                  (f) Insurance Amount. Buyer confirming that the amount of insurance proceeds payable with respect to existing damage to the Property is acceptable to Buyer during Buyer's due diligence period set forth in Section 3(a).

                  (g) Property Insurance. Buyer being able to obtain and have in place at closing at an annual premium cost less than $40,000.00 casualty and liability insurance with such coverage as is deemed appropriate by Buyer. If requested by Buyer and approved by Seller's insurance company, Seller will assign to Buyer its insurance policy(ies) affecting the Property, and Seller grants to Buyer the right to seek such an assignment. Without limiting the effect of other conditions set forth in this Agreement, if this condition is not satisfied by closing, Seller agrees to allow a cash credit to Buyer at Closing for any excess premiums over $40,000.00 for the first year following Closing, provided Buyer's coverages are the same as Sellers. In addition, Seller shall allow a credit at closing for $5,000.00 for anticipated insurance increases.

                  SECTION 8. SELLER'S WARRANTIES. The following representations and warranties of Seller shall survive the Closing for a period of six (6) months and shall be reaffirmed as true and accurate by Seller at Closing. Wherever any of the following are based on Seller's knowledge and/or belief, such knowledge and/or belief shall be limited to knowledge and/or belief of Joseph M. Jayson and/or Tony Cioppi.

                  (a) The legal description of the Property contained in the recitals to this Agreement is substantially correct and will be confirmed by any survey obtained by Buyer and/or confirmed by the title company.

                  (b) Seller has not received written notification that the Property is not in compliance with any federal, state, county and municipal laws, ordinances and regulations, including but not limited to all federal, state, county and municipal environmental laws and regulations, applicable to or affecting the Property, and to Seller's best knowledge and belief, the Property is in compliance with all federal, state, county and municipal laws, ordinances and regulations, including but not limited to all federal, state, county and municipal environmental laws and regulations, applicable to or affecting the Property, with Seller to have the right to cure any misrepresentation before Closing to the reasonable satisfaction of Buyer, or to escrow funds to complete such cure after closing not to exceed $25,000.00. If the cost exceeds $25,000.00 and if Seller elects not to cure same, Buyer may terminate this Agreement and receive back its Deposit.

                  (c) Seller will convey fee simple, marketable or insurable title to the Property to Buyer at Closing and will convey title to the Personal Property to Buyer at Closing by Bill of Sale, in form and substance reasonably satisfactory to Buyer, free and clear of all liens and encumbrances, except as provided in this Agreement.

                  (d) Seller will not interfere with Buyer's opportunity to hire Seller's on-site employees who work at the Property, but Buyer will have no obligation to hire any of those individuals. Buyer will make no efforts to hire such employees until after all contingencies have been removed and no earlier than 10 days before closing. Buyer will make no efforts to hire any of Seller's off-site employees whatsoever.

                  (e) Seller shall be responsible for (and Buyer shall not assume the obligation of) all employee wages, benefits (including payments for accrued bonuses, vacation or sick pay, unemployment compensation, employment taxes, medical claims or similar payments), contributions under any benefit programs or agreements, severance pay obligations and other related employee costs arising as a result of any events, acts (or failures to act) prior to the Closing Date with respect to the Property at which such persons are employed, whether or not disclosed on the schedules to this Agreement.

                  (f) Seller retains all liability and responsibility for fulfilling all federal and/or state COBRA and continuation of group health insurance coverage requirements (pursuant to Section 4980B of the Code, sections 601-608 of ERISA, and any applicable state laws) with respect to Seller's current or former employees (and their dependents). Buyer does not hereby and will not at the Closing of the Property assume any obligation to provide medical insurance coverage to persons that it employs because it acquires the Property.

                  (g) The physical condition of the Personal Property and Real Property shall be maintained in substantially the same condition as they were at the expiration of Buyer's due diligence period through the Closing Date.

                  (h) Seller agrees to continue its standard leasing practices and advertising through the Closing Date, including its customary rent schedule for new tenants, customary credit and application review and procedures, customary security deposits, and customary concessions, if any.

                  (i) Seller represents and warrants that there are no management or similar agreements that would in any way bind Buyer after Closing.

                  (j) Seller represents and warrants that, except as disclosed on Exhibit C, all occupied apartment units are in rentable condition with working appliances and free of material defects. All vacant apartments as of execution or as of closing shall be in "as is" condition.

                  (k) Seller has full right and power to enter into this Agreement and, when executed and delivered, all parties having any interest in the Property shall be lawfully bound by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not violate or result in a breach by Seller of any agreement or instrument to which Seller is a party. Seller is a limited liability company in good standing in the state in which it is formed and in good standing and duly qualified to transact business in the Commonwealth of Kentucky.

                   (l) There are no actions, suits or proceedings, including without limitation eminent domain or similar condemnation proceedings, pending or, to the best knowledge of Seller, threatened by or before any judicial body or governmental agency or authority against or affecting any portion of the Property.

                  (m) There are no outstanding contracts to sell or options to purchase with respect to the Property.

         SECTION 9.  NON-PERFORMANCE.

                  (a) If Seller fails to deliver the Deed, perform its obligations hereunder, or meet any of the conditions hereof, Buyer, at Buyer's sole option, may (i) terminate this Agreement whereupon the Earnest Money shall be returned to Buyer on demand or (ii) Buyer may bring an action for specific performance, and if Buyer prevails, all reasonable costs and expenses of any such action shall be paid by Seller as a reduction of the Purchase Price, or
(iii) bring an action for monetary damages. The foregoing shall be the sole and exclusive remedies of Buyer. However, if Buyer elects to bring an action for monetary damages, they shall be specifically limited, if proven, to an amount equal to the Earnest Money on deposit as set forth hereinabove. Any damages resulting from a breach of any warranty or representation either before or after Closing shall be subject to the same limitation and aggregated with any damages for breach of this Agreement as set forth above. The foregoing sentence shall not be applicable with respect to fraud, or any material intentional misrepresentation.

                  (b) If Buyer defaults at any time, Seller and Buyer agree that it will be extremely difficult or impractical to fix Seller's actual damages. Therefore, in such an event, the entire Earnest Money shall be delivered to Seller as liquidated damages for loss of a bargain and not as a penalty. Buyer will then be released from all liability to Seller related to this Agreement, such liquidated damages being Seller's sole remedy.

         SECTION 10. BROKERS, AGENTS AND CONSULTANTS. Seller represents and warrants to Buyer that no broker, consultant or agent is due a commission or fee from the proceeds of the Closing, claiming by, through or under Seller except as stated herein, and Seller hereby agrees to indemnify and hold harmless Buyer from the claims of any agent, consultant or broker for the payment of any such commission or commissions.

         Buyer represents and warrants to Seller that no broker, consultant or agent is due a commission or fee from the proceeds of the Closing claiming by, through or under Buyer except the Duberstein Investments, whose commission shall be paid by Seller, and hereby agrees to indemnify and hold harmless Seller and the Property from the claims of any other agent, consultant or broker for the payment of any commission, finder's fee or other compensation.
                                       11

         SECTION 11.  LEASES/ASSIGNMENT OF INTANGIBLES.

                  (a) Seller agrees that prior to the Closing it will not enter into any commercial leases or service agreements without the prior written consent of Buyer, unless they may be cancelled at Closing.

                  (b) Seller shall assign the existing tenant leases to Buyer at Closing along with all service contracts and other agreements affecting the Property. Buyer shall execute an assumption agreement or other agreements with respect to all tenant leases and service contracts or other agreements from and after the date of closing.

                  (c) On the Closing Date, Seller shall assign to Buyer all of its right, title and interest in and to all of the Property not conveyed by the Special or Limited Warranty Deed, including without limitation: (a) all licenses, certificates of occupancy and permits then held by the Seller for the Property which may be lawfully assigned and which may be necessary or desirable, in Buyer's opinion, to operate the Property; (b) any warranties and guaranties from manufacturers, suppliers and installers pertaining to the Property including roof warranties and warranties covering appliances within the Property apartment units; (c) the name "Countrybrook" and all variations thereof; (d) the telephone number(s) for all of Seller's telephones installed at the Property;
(e) all architectural drawings, plans and specifications and other documents in Seller's possession pertaining to the construction of the Property; (f) all business records, books of account, customer lists, correspondence, and files relating to any tenancy or occupancy of the real property and improvements (on computer disk if requested by Buyer); (g) all signs on and relating to Countrybrook Apartments; and all other intangible property at the Property. The foregoing shall not include any computer equipment or software whatsoever.

         SECTION 12. INSURANCE. Seller will cancel its insurance coverage on the Property effective at Closing of the Property, and Buyer will place new insurance coverage on the Property effective on the same date.

         SECTION 13. ASSIGNMENT. Buyer shall not have the right to assign this Agreement, in whole or in part, to any party with whom it is not affiliated without the express written consent of Seller. Buyer shall have the right to assign this Agreement to any affiliate of Buyer without such consent. Upon any such assignment, the assignee shall assume the obligations of Buyer. Seller's consent, if required, pursuant to this section shall be in its sole discretion and shall include approval of all proposed assignment documents. In accordance with the foregoing, the Buyer shall have the right to assign to an entity with which the Buyer is affiliated provided the Buyer herein remains liable for performance of this Contract.

         SECTION 14. ENTIRE AGREEMENT. All prior understandings and agreements of the parties are merged herein, and this Agreement reflects the entire understanding of the parties. This Agreement may not be changed or terminated orally.

         SECTION 15. SUCCESSORS AND ASSIGNS. The terms of this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns.

         SECTION 16.  INDEMNIFICATIONS.

                  (a) SELLERS INDEMNITY. Seller shall indemnify, defend and hold Buyer harmless from any claim, demand, loss, liability, damage, or expense (including reasonable attorneys' fees) in connection with third-party claims for injury or damage to personal property in connection with the ownership or operation of the Properties prior to Closing. These indemnification obligations of Seller shall be repeated at and shall survive the Closing.

                  (b) BUYERS INDEMNITY. Buyer shall indemnify, defend and hold Seller harmless from any claim, demand, loss, liability, damage, or expense (including reasonable attorneys' fees), due to Buyers operation of the Property from and after Closing. The indemnification obligations of Buyer shall be repeated at and shall survive the Closing.

         SECTION 17. NOTICES. All notices required or permitted hereby shall be in writing and delivered either in person or sent electronically, and by national overnight express carrier. Notices shall be deemed to have been given when sent as follows:

         Buyer:            Research Properties, Inc.
                           6600 Outer Loop #66
                           Louisville, KY  40221
                           Phone: 502-968-0101
                           Fax: 502-968-0102

         Copy to:          David B. Buechler
                           Salyers & Buechler, P.S.C.
                           The 1000 Building, Suite 204
                           6200 Dutchmans Lane
                           Louisville, Kentucky 40205
                           Phone: (502) 452-9222
                           Fax: (502) 452-9456

         Seller:           Realmark  - Countrybrook, LLC
                           2350 North Forest Road
                           Getzville, NY  14068
                           Phone: 716-636-9090
                           Fax: 716-636-0466

         Copy to:          William H. Mattrey, Esq.
                           Amigone, Sanchez, Mattrey & Marshall, LLP
                           1300 Main Place Tower
                           Buffalo, NY  14202
                           Phone: 716-852-1300
                           Fax: 716-852-1344

         SECTION 18. CONSTRUCTION. Time shall be construed to be of the essence.

         SECTION 19. GOVERNING LAW. This Agreement will be governed by and construed according to Kentucky law.

         SECTION 20. BUYER'S LIABILITY. Neither Buyer nor any assignee or designee of Buyer (nor any principal, shareholder, employee, member, manager, director or officer of Buyer or any assignee of Buyer) shall be personally or individually liable with respect to any obligations under this Agreement, all such personal liability and individual liability, if any, being hereby waived by

Seller on its behalf and on behalf of all parties claiming by or through Seller.

         SECTION 21. DISCLOSURE. Buyer discloses to Seller that Michael R. Blankenbaker, a principal of Buyer, is licensed real estate broker acting only as an officer of Buyer and is buying for his company's own account.

         SECTION 22. ESCROW. The Escrow Agent hereby acknowledges receipt of the Earnest Money and agrees to hold the same in escrow until the closing or sooner termination of this Agreement and shall pay over and apply the proceeds thereof in accordance with the terms of this Agreement. If, for any reason, the closing does not occur and either party makes a written demand upon the Escrow Agent for payment of the Earnest Money, the Escrow Agent shall give written notice to the other party of such demand. If the Escrow Agent does not receive a written objection from the other party to the proposed payment within five (5) business days after the giving of such notice, the Escrow Agent is hereby authorized to make such payment. If the Escrow Agent does receive such written objection within such five (5) day period, or if for any reason the Escrow Agent in good faith shall elect not to make such payment, the Escrow Agent shall continue to hold the Earnest Money until otherwise directed by written instructions from the parties to this Agreement or until a final judgment (beyond any applicable appeal period) by a Court of competent jurisdiction is rendered disposing of such Earnest Money.

         The Escrow Agent shall be liable as a depository only and its duties hereunder are limited to the safekeeping of the Earnest Money and the delivery of same in accordance with the terms of this Agreement. The Escrow Agent will not be liable for any act or omission done in good faith, or for any claim, demand, loss or damage made or suffered by any party to this Agreement, excepting such as may arise through or be caused by the Escrow Agent's negligence or willful misconduct.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties, or by the duly authorized officer of the parties, on the day and year shown below.

BUYER:
Executed March 12, 2002
RESEARCH PROPERTIES, INC.

By: /s/ Michael R. Blankenbaker
    ---------------------------

SELLER:
Executed March 11, 2002
REALMARK- COUNTRYBROOK, LLC Realmark-Countrybrook Management, Inc.

By: /s/ Joseph M. Jayson
    ---------------------

RECEIPT OF ESCROW AGENT
The undersigned hereby acknowledges receipt of the Earnest Money provided for herein, and that the same is being held as Escrow Agent pursuant to the terms of the above Purchase Agreement.


By: ____________________
    As Escrow Agent

                                                                       3/22/2002
                         REAL ESTATE PURCHASE AGREEMENT
                              STONEGATE APARTMENTS


                  This purchase agreement ("Agreement" or "Contract"), made and entered into by and between Realmark-Stonegate, LLC, a New York limited liability company ("Seller") and Perdido Investors, LLC, an Alabama limited liability company, ("Buyer").

                            RECITALS:

         A. Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, a certain parcel of real property and all of the improvements and buildings situated thereon, and the hereditaments and appurtenances thereto (the "Real Property"), consisting of an apartment complex known as Stonegate Apartments, and all personal property, equipment, fixtures and intellectual property (excluding, however, any use of the name "Realmark" or any related or similar name, it being understood that only the right, title and interest of Seller to the name of the apartment complex shall be transferred and excluding computer equipment and software, provided that Buyer will be provided a correct copy of all data, reports, etc. contained on Seller's software and Seller's records, owned by Seller,)utilized in the operation or management of the apartment complex, and located at said apartment complex (collectively the "Personal Property"). The Real Property together with the Personal Property applicable to the apartment complex will be herein referred to as the "Property".

         B. Attached hereto and made a part hereof is the legal description of the Real Property, marked with the name of the apartment complex and attached as Exhibit A. A detailed list of the Personal Property is attached to this Agreement as Exhibit B. Any subsequent amendment to either Exhibit A or Exhibit B, or to any other Exhibit to this Agreement, is to be considered an integral part of this Agreement.

         FOR AND IN CONSIDERATION of the mutual promises, covenants and agreements, hereinafter set forth, the Parties agree as follows:

         SECTION 1.  PURCHASE PRICE.

                  (a) The purchase price to be paid Seller for the Property is $5,650,000.00 ("Purchase Price") to be paid in the following manner:

                           Earnest Money at signing of
                           Purchase Agreement                                $    25,000.00

                           Additional Earnest Money after
                           expiration of Due Diligence Period                $    50,000.00

                           Cash at closing (subject to
                           prorations and allocations per Section 5)         $ 5,575,000.00
                                                                             --------------
                                                     Total                   $ 5,650,000.00
                                                                             ==============

and payable by Buyer on closing of title and delivery of the Deed ("Closing") in immediately available good, federal funds.

                  (b) All existing debt, liens, impositions and similar encumbrances affecting the Real Property will be discharged or, if annual liens, prorated in accordance with Section 5 and paid at the Closing.

                  (c) The Earnest Money in the amount stated in Section 1 (a) above will be deposited with a nationally recognized title company selected by Buyer (the "Title Company"), as Escrow Agent (the "Escrow Agent"), within two
(2) days from the date of Seller's execution of this Agreement. Absent any contrary provision of this Agreement, the total Earnest Money in the amount of $75,000.00 will remain on deposit with the Escrow Agent until the Closing of the Property or cancellation of escrow. If the Earnest Money deposit is not made by the date or dates as herein above set forth, Seller may terminate this Agreement. Interest on the Earnest Money shall follow the principal sum on any payment or refund. Upon any permitted termination of this Agreement by Buyer, including but not limited to the failure of the conditions precedent set out in
Section 7, the Earnest Money shall be returned to Buyer upon demand, and in compliance with all other terms and provisions of this Agreement.

         SECTION 2.  PLACE AND TIME OF CLOSING.

                  (a) Subject to the conditions precedent set forth herein having been met or waived, the Closing will take place on or before thirty (30) days after Buyer obtains its financing commitment per Section 3(b) below, unless extended as otherwise set forth in this Agreement, time being of the essence. As used herein the term "Closing" will mean the meeting of the parties at which delivery of the Deed and payment of the Purchase Price as called for in Section 1 occurs for the Property.

                  (b) This Agreement, as an offer to purchase when signed by Buyer, shall automatically terminate if not accepted in final form by Seller by 5 P.M., Eastern Standard Time, within five (5) business days from the date on which Buyer executed this Agreement as indicated below.

         SECTION 3.  PURCHASER'S CONTINGENCIES.

         (a) Due Diligence. Buyer, or its designees, will have a period of twenty (20) days after Seller's execution of this Agreement (the "Due Diligence Period"), to enter the Property to make inspections, engineering tests, surveys, and other such tests, examinations and inspections as Buyer may desire as long as such tests, examinations, etc., do not unreasonably interfere with the operations or any current use of the Property. All entry upon the Property and any and all contact with on site employees of Seller by Buyer shall be upon prior notice to Seller and, at Seller's option, accompanied by an agent of Seller.

         Buyer shall order all of its third party reports including environmental, survey, title, mechanical, roofing, and appraisal within the first 20 days of its due diligence period. Buyer shall have a period of 45 days after execution of this Agreement to obtain its third party reports and to make any objections to Seller. If no objection is made within said 45-day period, said reports shall be deemed approved and Buyer's due diligence shall be deemed to have expired.

         Notwithstanding the foregoing, if Buyer has obtained a mortgage commitment satisfactory to Buyer within 45 days after execution this Agreement conditioned upon a satisfactory appraisal and said appraisal has not been obtained within said 45 days, then and in that event Buyer shall have an additional 15 days to obtain an appraisal satisfactory to Buyer and Buyer's lender. If said appraisal is not obtained within said additional 15 days, absent further agreement, then either party may terminate this Agreement, the Deposit shall be returned to Buyer and neither party shall have any further liability.

         If the Closing of the Property does not occur, Buyer will make such repairs as necessary to leave the Property in the same condition as prior to entry by Buyer.

                  (i) During the Due Diligence Period, Buyer may inspect the Property. At the signing of this Agreement or within two (2) days thereafter, Seller shall provide or make available at designated locations, those operational and information items which relate to the Property as follows:

                  1. Current Rent Roll - (Dated within 30 days of execution)

                  2. Expense Statements for the last two (2) calendar years

                  3. Expense Statement for the current calendar year to date (as of the end of the month previous to execution)

                  4. Copy of current ad valorem tax bills and a condensed list of utility bills for the Property, for the last full calendar year if in Seller's possession

                  5.       As-built survey, if in Seller's possession

                  6. Copies of all third-party contracts (e.g., termite, landscape, pool maintenance, etc.) in effect or which will be in effect at or after the closing date

                  7. Copy of the latest insurance declaration covering the Property (the same may be within a master policy)

                  8. Make available originals or copies of all tenant leases for the Property in connection with each apartment unit.

                  9. A list of all equipment leases and/or any financing documents for personal property, equipment, etc., affecting the apartment complex

                  10. A copy of any termite report and/or written claims with respect to termite infestation.

All of the foregoing will either be at the Property location or submitted to Buyer by Seller within two (2) days after execution of this Agreement by both parties.

All Due Diligence materials must be maintained by Buyer or its attorneys or agents on a confidential basis and returned to Seller if Buyer terminates this Agreement. Buyer agrees that it will not use the Due Diligence materials for any purpose other than to determine whether to acquire the Property and agrees that it will not make contact with Seller's tenants unless closing occurs. In addition, Buyer agrees that it will under no circumstances make any offer, or use the Due Diligence materials, to acquire the interest of any partner(s) of the selling entities or the current fee owner or its affiliates for a period of two (2) years after the date of this Contract. Buyer and/or its agents will not, under any circumstances, disclose to any of Seller's employees that it is contemplating acquisition of the Property without Seller's written consent prior to closing. All reports desired by Buyer during its Due Diligence Period shall be ordered by Buyer at Buyer's expense, but Buyer agrees that it will supply copies to Seller of each and every report it receives immediately upon their completion and availability to Buyer.

                  (ii) During the Due Diligence Period, Buyer will conduct a review of the economics and feasibility of acquiring and operating the Property, including any inspection of all zoning and other government permits and regulations and all other matters and documents relating to the operation of the Property, including the items supplied by Seller under Section 3(a) hereof.

                  (iii) After Seller provides all required documents to the Buyer, Buyer agrees to accept or reject the Property and all documents prior to the end of the Due Diligence Period. If Buyer does not cancel this Contract during the Due Diligence Period, Buyer shall be deemed to have accepted the Property and it will close on the Property in accordance with this Contract, except for cancellation in accordance with the specific provisions of this Contract.

         (b) Financing. This Agreement is contingent upon Buyer obtaining a mortgage commitment reasonably satisfactory to Buyer within forty-five (45) days after execution of this Agreement. Buyer shall apply within fifteen (15) days of execution hereof for such commitment and shall pursue same with good faith and due diligence. If Buyer is unable to obtain such commitment with the time period set forth above, either party may thereupon terminate this Agreement and the Earnest Money shall be returned to Buyer.

         SECTION 4.  DEED AND TITLE.

                  (a) Seller shall deliver to Buyer at Closing, a special or limited warranty deed (or bargain and sale deed, where appropriate) ("Deed") in a form reasonably acceptable to Buyer, conveying good and marketable fee simple title to the Real Property, subject only to such easements, restrictions of record and title exceptions set forth in the commitment for title insurance specifically approved by Buyer, and taxes not delinquent. In addition, Seller shall convey title to the Personal Property to Buyer, free and clear of all liens and encumbrances (except those disclosed and deemed approved during due diligence; e.g., equipment leases or personal property financing documents), by the execution and delivery at Closing of a Bill of Sale in form and substance reasonably satisfactory to Buyer, without warranty, except as to Seller's title.

                  (b) Seller agrees to provide a copy of its most recent existing title insurance policy or title insurance commitment to Buyer. Buyer shall then obtain an ALTA Form B Title Insurance Commitment (the "Title Commitment"), within fifteen (15) days of the date of execution of this Contract by both parties, issued by a title insurance company selected by Buyer, committing to insure fee simple title to the Property in the amount of the Purchase Price for such Property in Buyer's name, with all standard exceptions removed (except for the rights of tenants under unrecorded leases and/or except for standard exceptions normally not removed pursuant to local custom with respect to the Real Property), and containing no other exceptions not specifically approved by Buyer. Buyer will provide a copy of said title commitment to Seller within 5 days after same is completed, but no later than 20 days after signing this Agreement. Buyer shall have ten (10) days after receipt to examine the Title Commitment and inform Seller of Buyer's objection to any exception contained in or title defect revealed by the Title Commitment.

                  (c) If Buyer's examination of the Title Commitment reveals that the Title Commitment for the Real Property contains objectionable exceptions or that the title to the Real Property is defective and thereafter, the issuing title insurance company refuses to delete the objectionable exceptions or the defects cannot be cured within a reasonable period of time after written notice by Buyer, specifically pointing out the objection/defects, then Buyer may elect to terminate this Agreement upon written notice to Seller. Notwithstanding the foregoing, however, in order to terminate the Contract, an objectionable exception or defect must be one which renders title unmarketable and uninsurable because of such specified objection or defect, or the specified objection or defect shall be materially inconsistent with the present use of the Property as an apartment complex.

                  (d) Seller will pay for preparation of the Deed for the Real Property, and for State and local transfer taxes, if any. Seller shall also be responsible for all prepayment penalties with respect to the existing loan on the Property.

                  (e) Buyer will pay for any title insurance commitment, title insurance premiums, and for any updated survey of the Property and the recording of the Deed for the Property.

                  (f) Seller and Buyer will each pay their own attorney's fees.

         SECTION 5.  PRORATIONS AND ALLOCATIONS.

                  (a) Collected rents, real estate taxes, laundry income, service contracts, equipment leases or other personal property financing, utility deposits, insurance and other expenses whether or not a lien, assessed or to be assessed for the tax year in which the transaction is consummated will be prorated as to the Property as of the date of the Closing.

                  (b) Security deposits held by Seller or paid by any lessees at the Property will be transferred to Buyer in full at Closing, including any interest earned thereon and payable to the Tenant under State law.

                  (c) Seller and Buyer will enter into a post closing adjustment agreement at closing to adjust post closing rents collected and other adjustment items.

         SECTION 6. CONDEMNATION OR CASUALTY. Seller agrees to give Purchaser prompt written notice of any fire or other casualty occurring to all or any portion of the improvements at the Real Property and/or Personalty between the date hereof and the date of closing. If prior to the closing, there shall occur:

                  (i) damage to the improvements at the Property caused by fire or other casualty which would cost 5% of the Purchase Price of the Property or more to repair based on the estimate of a reputable third party contractor chosen by Seller; or

                  (ii) the taking or condemnation of all or any portion of the Real Property and/or the improvements as aforesaid as would materially interfere with the use thereof; then, if any of such events set forth in (i) or (ii) above occurs, Buyer or Seller, at its option, may terminate its obligations under this Agreement by written notice given to the other within seven (7) days after Buyer has received the notice referred to above or at the closing, whichever is earlier. If Buyer or Seller does not elect to terminate its obligations as aforesaid, the closing shall take place as provided herein without an abatement of the purchase price (except that Buyer shall be allowed a credit for any deductible under Seller's insurance) and there shall be assigned to the Buyer at closing, all interest of the Seller in and to any insurance proceeds or condemnation awards which may be payable to Seller on account of such occurrence.

                  If, prior to the closing, there shall occur:

                  (i) damage to the Property caused by fire or other casualty which would cost less than 5% of the Purchase Price of the Property based on the estimate of a reputable third party contractor chosen by Seller to which Buyer has no reasonable objection; or

                  (ii) the taking or condemnation of all or any portion of the said Real Property and/or improvements as aforesaid which is not material to the use, thereof; then, if any of such events set forth in (i) or (ii) above occurs, Buyer shall have no right to terminate its obligations under this Agreement, but there shall be assigned to Buyer at closing all interest of Seller in and to any insurance proceeds or condemnation awards which may be payable to Seller on account of any such occurrence, and in addition, Buyer shall be allowed a credit for any deductible under Seller's insurance policy.

                  Seller shall be responsible for maintaining fire and extended coverage insurance prior to closing as is currently in place.

         SECTION 7. CONDITIONS. The following shall be conditions precedent to Buyer's obligations hereunder, unless specifically waived in whole or in part in writing by Buyer:

                  (a) Litigation. There being no existing or pending claims, lawsuits, or governmental proceedings, or appeals, which challenge Seller's title to the Property.

                  (b) Title Insurance Policy. Title to the Property at Closing being marketable or insurable (Buyer agrees to request that the title company issuing the title commitment list any questions of marketability in the title commitment) and/or in accordance with the provisions of Section 4 above, free and clear of all liens and encumbrances. In addition, Buyer receiving assurances at Closing from the title insurance company issuing the Title Commitment, that after Closing, Buyer will be issued an ALTA Form B Title Insurance Policy, with all standard exceptions removed, except as set forth in Section 4 above, and all other exceptions validly objected to by Buyer deleted from such policy, insuring fee simple marketable title to the Property or in accordance with Section 4 above, in the amount of the Purchase Price, in Buyer's name, free and clear of all liens and encumbrances not otherwise specifically agreed to by Buyer prior to Closing.

                  (c) Personal Property. Seller conveying title to the Personal Property to Buyer at Closing free and clear of all liens and encumbrances (except for equipment leases and personal property financing disclosed during due diligence) by a Bill of Sale without warranties except as to title in form and substance reasonably satisfactory to Buyer.

                  (d) Compliance With Representations and Warranties. Seller will be in substantial compliance with all other representations and warranties made herein in Section 8, or elsewhere in this Agreement, at Closing to the reasonable satisfaction of Buyer.
                                       7

                  (e) The condition of the Personal Property and Real Property shall be in substantially the same condition at closing as they were at end of the Buyer's Due Diligence Period.

         With respect to all of the foregoing, to the extent that they are representations and warranties of Seller, they are made to the best of Seller's knowledge and belief without independent investigation at this time.

         SECTION 8. SELLER'S WARRANTIES. The following representations and warranties of Seller shall survive the Closing for a period of six (6) months.

                  (a) The legal description of the Property contained in the recitals to this Agreement is substantially correct and will be confirmed by any survey obtained by Buyer and/or confirmed by the title company.

                  (b) Seller has not received written notification that the Property is not in compliance with any federal, state, county and municipal laws, ordinances and regulations, including but not limited to all federal, state, county and municipal environmental laws and regulations, applicable to or affecting the Property, subject to Seller's right to cure as hereinabove stated.

                  (c) Seller will convey fee simple, marketable or insurable title to the Property to Buyer at Closing and will convey title to the Personal Property to Buyer at Closing by Bill of Sale, in form and substance reasonably satisfactory to Buyer, free and clear of all liens and encumbrances.

                  (d) Seller will not interfere with Buyer's opportunity to hire Seller's on-site employees who work at the Property, but Buyer will have no obligation to hire any of those individuals. Buyer will make no efforts to hire such employees until after all contingencies have been removed and no earlier than 10 days before closing.

                  (e) Seller shall be responsible for (and Buyer shall not assume the obligation of) all employee wages, benefits (including payments for accrued bonuses, vacation or sick pay, unemployment compensation, employment taxes, medical claims or similar payments), contributions under any benefit programs or agreements, severance pay obligations and other related employee costs arising as a result of any events, acts (or failures to act) prior to the Closing Date with respect to the Property at which such persons are employed, whether or not disclosed on the schedules to this Agreement.

                  (f) Seller retains all liability and responsibility for fulfilling all federal and/or state COBRA and continuation of group health insurance coverage requirements (pursuant to Section 4980B of the Code, sections 601-608 of ERISA, and any applicable state laws) with respect to Seller's current or former employees (and their dependents). Buyer does not hereby and will not at the Closing of the Property assume any obligation to provide medical insurance coverage to persons that it employs because it acquires the Property.

                  (g) The physical condition of the Personal Property and Real Property shall be maintained in substantially the same condition as they were at the expiration of Buyer's due diligence period through the Closing Date.

                  (h) Seller has title to the property, or the right to acquire same, has the authority to enter into this Agreement, is entering into this Agreement with the knowledge of the current owner and has the authority to sign all documents required to be signed to implement Seller's obligations under this Agreement.

         SECTION 9.  NON-PERFORMANCE.

                  (a) If Seller fails to deliver the Deed or meet any of the conditions hereof willfully, Buyer, at Buyer's sole option, may (i) terminate this Agreement whereupon the Earnest Money shall be returned to Buyer on demand or (ii) Buyer may bring an action for specific performance, and if Buyer prevails, all reasonable costs and expenses of any such action shall be paid by Seller as a reduction of the Purchase Price, or (iii) bring an action for monetary damages. The foregoing shall be the sole and exclusive remedies of Buyer. However, if Buyer elects to bring an action for monetary damages, they shall be specifically limited, if proven, to an amount equal to the Earnest Money on deposit as set forth hereinabove. Any damages resulting from a breach of any warranty or representation either before or after Closing shall be subject to the same limitation and aggregated with any damages for breach of this Agreement as set forth above.

                  (b) If Buyer defaults at any time, Seller and Buyer agree that it will be extremely difficult or impractical to fix Seller's actual damages. Therefore, in such an event, the entire Earnest Money shall be delivered to Seller as liquidated damages for loss of a bargain and not as a penalty. Buyer will then be released from all liability to Seller related to this Agreement, such liquidated damages being Seller's sole remedy.

         SECTION 10. BROKERS, AGENTS AND CONSULTANTS. Seller represents and warrants to Buyer that no broker, consultant or agent is due a commission or fee from the proceeds of the Closing, claiming by, through or under Seller except as stated herein, and Seller hereby agrees to indemnify and hold harmless Buyer from the claims of any agent, consultant or broker for the payment of any such commission or commissions.

         Buyer represents and warrants to Seller that no other broker, consultant or agent is due a commission or fee from the proceeds of the Closing claiming by, through or under Buyer, and hereby agrees to indemnify and hold harmless Seller and the Property from the claims of any other agent, consultant or broker for the payment of any commission, finder's fee or other compensation.

         SECTION 11.  LEASES.

                  (a) Seller agrees that prior to the Closing it will not enter into any long term commercial leases or service agreements without the prior written consent of Buyer which will not be unreasonably withheld or delayed. This provision shall not be applicable until after the expiration of Buyer's Due Diligence Period.

                  (b) Seller shall assign the existing tenant leases to Buyer at Closing along with all service contracts and other agreements affecting the Property. Buyer shall execute an assumption agreement or other agreements with respect to all tenant leases and service contracts or other agreements from and after the date of closing.

         SECTION 12. INSURANCE. Seller will cancel its insurance coverage on the Property effective at Closing of the Property, and Buyer will place new insurance coverage on the Property effective on the same date.

         SECTION 13. ASSIGNMENT. Buyer shall not have the right to assign this Agreement, in whole or in part, to any party with whom it is not affiliated without the express written consent of Seller. Upon any such assignment approved by Seller, the assignee shall assume the obligations of Buyer. Seller's consent pursuant to this section shall be in its sole discretion and shall include approval of all proposed assignment documents. In accordance with the foregoing, the Buyer shall have the right to assign to an entity with which the Buyer is affiliated provided the Buyer herein remains liable for performance of this Contract.

         SECTION 14. ENTIRE AGREEMENT. All prior understandings and agreements of the parties are merged herein, and this Agreement reflects the entire understanding of the parties. This Agreement may not be changed or terminated orally.

         SECTION 15. SUCCESSORS AND ASSIGNS. The terms of this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns.

         SECTION 16.  INDEMNIFICATIONS.

                  (a) SELLERS INDEMNITY. Seller shall indemnify, defend and hold Buyer harmless from any claim, demand, loss, liability, damage, or expense (including reasonable attorneys' fees) in connection with third-party claims for injury or damage to personal property in connection with the ownership or operation of the Property prior to Closing. These indemnification obligations of Seller shall be repeated at and shall survive the Closing.

                  (b) BUYERS INDEMNITY. Buyer shall indemnify, defend and hold Seller harmless from any claim, demand, loss, liability, damage, or expense (including reasonable attorneys' fees), due to Buyers operation of the Property from and after Closing. The indemnification obligations of Buyer shall be repeated at and shall survive the Closing.

         SECTION 17. NOTICES. All notices required or permitted hereby shall be in writing and delivered either in person or sent electronically, and by national overnight express carrier. Notices shall be deemed to have been given when sent as follows:

         Buyer:                     Perdido Investors, LLC
                                    50 Midtown Park East
                                    Mobile, Alabama  36606
                                    Fax: 334-450-2794

         Seller:                    Realmark Property Investors Limited
                                      Partnership-VIA
                                    2350 North Forest Road
                                    Getzville, NY  14068
                                    Phone: (716) 636-9090
                                    Fax: (716) 636-0466

         Copy to:                   William H. Mattrey, Esq.
                                    Amigone, Sanchez, Mattrey & Marshall, LLP
                                    1300 Main Place Tower
                                    Buffalo, NY  14202
                                    (716) 852-1300
                                    (716) 852-1344

         SECTION 18. CONSTRUCTION. Time shall be construed to be of the essence.

         SECTION 19. GOVERNING LAW. This Agreement will be governed by and construed according to Alabama law.

         SECTION 20. ESCROW. The Escrow Agent hereby acknowledges receipt of the Earnest Money and agrees to hold the same in escrow until the closing or sooner termination of this Agreement and shall pay over and apply the proceeds thereof in accordance with the terms of this Agreement. If, for any reason, the closing does not occur and either party makes a written demand upon the Escrow Agent for payment of the Earnest Money, the Escrow Agent shall give written notice to the other party of such demand. If the Escrow Agent does not receive a written objection from the other party to the proposed payment within five (5) business days after the giving of such notice, the Escrow Agent is hereby authorized to make such payment. If the Escrow Agent does receive such written objection within such five (5) day period, or if for any reason the Escrow Agent in good faith shall elect not to make such payment, the Escrow Agent shall continue to hold the Earnest Money until otherwise directed by written instructions from the parties to this Agreement or until a final judgment (beyond any applicable appeal period) by a Court of competent jurisdiction is rendered disposing of such Earnest Money.

         The Escrow Agent shall be liable as a depository only and its duties hereunder are limited to the safekeeping of the Earnest Money and the delivery of same in accordance with the terms of this Agreement. The Escrow Agent will not be liable for any act or omission done in good faith, or for any claim, demand, loss or damage made or suffered by any party to this Agreement, excepting such as may arise through or be caused by the Escrow Agent's negligence or willful misconduct.

         In any action involving the parties, Buyer acknowledges that Escrow Agent may represent Seller.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties, or by the duly authorized officer of the parties, on the day and year shown below.

BUYER:

Executed March 25, 2002
         --------

         Perdido Investors, LLC

By: /s/ Todd Martin
    ---------------


SELLER:

Executed March 26, 2002
         --------
Realmark - Stonegate LLC

By: /s/ Joseph M. Jayson
    --------------------



RECEIPT OF ESCROW AGENT

The undersigned hereby acknowledges receipt of the Earnest Money provided for herein, and that the same is being held as Escrow Agent pursuant to the terms of the above Purchase Agreement.

as Escrow Agent

By:
   ---------------------

                                                                          4/1/02
                         REAL ESTATE PURCHASE AGREEMENT
                             BEAVER CREEK APARTMENTS


                  This purchase agreement ("Agreement" or "Contract"), made and entered into by and between Blaine Roberts or his nominee ("Buyer") and Realmark-Beaver, LLC, a New York limited liability company, ("Seller").

                                    RECITALS:

         A. Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, a certain parcel of real property and all of the improvements and buildings situated thereon, and the hereditaments and appurtenances thereto (the "Real Property"), consisting of an apartment complex known as Beaver Creek Apartments, and all personal property, equipment, fixtures and intellectual property (excluding, however, any use of the name "Realmark" or any related or similar name, it being understood that only the right, title and interest of Seller to the name of the apartment complex shall be transferred and excluding computer equipment and software), owned by Seller, utilized in the operation or management of the apartment complex, and located at said apartment complex (collectively the "Personal Property"). The Real Property together with the Personal Property applicable to the apartment complex will be herein referred to as the "Property".

         B. Attached hereto and made a part hereof is the legal description of the Real Property, marked with the name of the apartment complex and attached as Exhibit A. A detailed list of the Personal Property is attached to this Agreement as Exhibit B. Any subsequent amendment to either Exhibit A or Exhibit B, or to any other Exhibit to this Agreement, is to be considered an integral part of this Agreement.

         FOR AND IN CONSIDERATION of the mutual promises, covenants and agreements, hereinafter set forth, the Parties agree as follows:

         SECTION 1.  PURCHASE PRICE.

                  (a) The purchase price to be paid Seller for the Property is $2,440,000.00 ("Purchase Price") to be paid in the following manner:

                           Earnest Money at signing of
                           Purchase Agreement                              $   20,000.00

                           Additional Earnest Money after
                           expiration of Due Diligence Period              $   20,000.00

                           Cash at closing (subject to
                           prorations and allocations per
                           Section 5)                                      $2,400,000.00
                                                                           -------------
                                                     Total                 $2,440,000.00
                                                                           =============

and payable by Buyer on closing of title and delivery of the Deed ("Closing") in immediately available good, federal funds.

                  (b) All existing debt, liens, impositions and similar encumbrances affecting the Real Property will be discharged or, if annual liens, prorated in accordance with Section 5 and paid at the Closing.

                  (c) The Earnest Money in the amount stated in Section 1 (a) above will be deposited with a nationally recognized title company selected by Buyer (the "Title Company"), as Escrow Agent (the "Escrow Agent"), within two
(2) days from the date of Seller's execution of this Agreement. Absent any contrary provision of this Agreement, the total Earnest Money in the amount of $40,000.00 ill remain on deposit with the Escrow Agent until the Closing of the Property or cancellation of escrow. If the Earnest Money deposit is not made by the date or dates as herein above set forth, Seller may terminate this Agreement. Interest on the Earnest Money shall follow the principal sum on any payment or refund. Upon any permitted termination of this Agreement by Buyer, including but not limited to the failure of the conditions precedent set out in
Section 7, the Earnest Money shall be returned to Buyer upon demand, and in compliance with all other terms and provisions of this Agreement.

                  (d) Buyer and Seller agree to make a reasonable allocation of the Purchase Price for the personalty and equipment being sold to Buyer hereunder.

         SECTION 2.  PLACE AND TIME OF CLOSING.

                  (a) Subject to the conditions precedent set forth herein having been met or waived, the Closing will take place on or before seventy-five
(75) days after execution of this Agreement by both parties, unless extended as otherwise set forth in this Agreement, time being of the essence. As used herein the term "Closing" will mean the meeting of the parties at which delivery of the Deed and payment of the Purchase Price as called for in Section 1 occurs for the Property.

                  (b) This Agreement, as an offer to purchase when signed by Buyer, shall automatically terminate if not accepted in final form by Seller by 5 P.M., Eastern Standard Time, within five (5) business days from the date on which Buyer executed this Agreement as indicated below.

         SECTION 3.  PURCHASER'S CONTINGENCIES.

         (a) Due Diligence. Buyer, or its designees, will have a period of forty-five (45) days after Seller's execution of this Agreement (the "Due Diligence Period"), to enter the Property to make inspections, engineering tests, surveys, and other such tests, examinations and inspections as Buyer may desire as long as such tests, examinations, etc., do not unreasonably interfere with the operations or any current use of the Property. All entry upon the Property and any and all contact with on site employees of Seller by Buyer shall be upon prior notice to Seller and, at Seller's option, accompanied by an agent of Seller.

         Buyer agrees to complete its own lease audit, financial inspection and physical review within the first twenty (20) days of the Due Diligence Period. All third party reports must be ordered within said first twenty (20) day period. Buyer agrees to indicate its preliminary approval of the property within said twenty (20) day period.

         If the Closing of the Property does not occur, Buyer will make such repairs as necessary to leave the Property in the same condition as prior to entry by Buyer.

                  (i) During the Due Diligence Period, Buyer may inspect the Property. At the signing of this Agreement or within two (2) days thereafter, Seller shall provide or make available at designated locations, those operational and information items which relate to the Property as follows:

                  1. Current Rent Roll - (Dated within 30 days of execution)

                  2. Expense Statements for the last two (2) calendar years

                  3. Expense Statement for the current calendar year to date (as of the end of the month previous to execution)

                  4. Copy of current ad valorem tax bills and a condensed list of utility bills for the Property, for the last full calendar year if in Seller's possession

                  5.       As-built survey, if in Seller's possession

                  6. Copies of all third-party contracts (e.g., termite, landscape, pool maintenance, etc.) in effect or which will be in effect at or after the closing date, as well as all equipment leases or personal property financing/lease agreements.

                  7. Copy of the latest insurance declaration covering the Property (the same may be within a master policy)

                  8. Make available originals or copies of the first and last page of all tenant leases for the Property in connection with each apartment unit.

                  9.       Certificates of Occupancy within Seller's possession.

All of the foregoing will either be at the Property location or submitted to Buyer by Seller within two (2) days after execution of this Agreement by both parties.

All Due Diligence materials must be maintained by Buyer or its attorneys or agents on a confidential basis and returned to Seller if Buyer terminates this Agreement. Buyer agrees that it will not use the Due Diligence materials for any purpose other than to determine whether to acquire the Property and agrees that it will not make contact with Seller's tenants unless closing occurs. In addition, Buyer agrees that it will under no circumstances make any offer, or use the Due Diligence materials, to acquire the interest of any partner(s) of the selling entities or the current fee owner or its affiliates for a period of two (2) years after the date of this Contract. Buyer and/or its agents will not, under any circumstances, disclose to any of Seller's employees that it is contemplating acquisition of the Property without Seller's written consent prior to closing. All reports desired by Buyer during its Due Diligence Period shall be ordered by Buyer at Buyer's expense, but Buyer agrees that it will supply copies to Seller of each and every report it receives immediately upon their completion and availability to Buyer.

                  (ii) During the Due Diligence Period, Buyer will conduct a review of the economics and feasibility of acquiring and operating the Property, including any inspection of all zoning and other government permits and regulations and all other matters and documents relating to the operation of the Property, including the items supplied by Seller under Section 3(a) hereof. Buyer agrees not to contact any of Seller's vendors and will not request any governmental inspections of the property.

                  (iii) After Seller provides all required documents to the Buyer, Buyer agrees to accept or reject the Property and all documents prior to the end of the Due Diligence Period. If Buyer does not cancel this Contract during the Due Diligence Period, Buyer shall be deemed to have accepted the Property and it will close on the Property in accordance with this Contract, except for cancellation in accordance with the specific provisions of this Contract. If Buyer cancels this Contract before the expiration of Buyer's Due Diligence Period, then and in that event, the Deposit shall be returned to Buyer and neither party shall have any further liability.

         (b) This Agreement is contingent upon Buyer obtaining a mortgage commitment reasonably satisfactory to Buyer within forty-five (45) days after execution of this Agreement. Buyer shall apply promptly for such commitment and shall pursue same with good faith and due diligence. If Buyer is unable to obtain such commitment with the time period set forth above, either party may thereupon terminate this Agreement and the Earnest Money shall be returned to Buyer.

         SECTION 4.  DEED AND TITLE.

                  (a) Seller shall deliver to Buyer at Closing, a special or limited warranty deed (or bargain and sale deed, where appropriate) ("Deed") in a form reasonably acceptable to Buyer, conveying good and marketable fee simple title to the Real Property, subject only to such easements, restrictions of record and title exceptions set forth in the commitment for title insurance specifically approved by Buyer, and taxes not delinquent. In addition, Seller shall convey title to the Personal Property to Buyer, free and clear of all liens and encumbrances (except those disclosed and deemed approved during due diligence; e.g., equipment leases or personal property financing documents), by the execution and delivery at Closing of a Bill of Sale in form and substance reasonably satisfactory to Buyer, without warranty, except as to Seller's title.

                  (b) Seller agrees to provide a copy of its most recent existing title insurance policy or title insurance commitment to Buyer. Buyer shall then obtain an ALTA Form B Title Insurance Commitment (the "Title Commitment"), within fifteen (15) days of the date of execution of this Contract by both parties, issued by a title insurance company selected by Buyer, committing to insure fee simple title to the Property in the amount of the Purchase Price for such Property in Buyer's name, with all standard exceptions removed (except for the rights of tenants under unrecorded leases and/or except for standard exceptions normally not removed pursuant to local custom with respect to the Real Property), and containing no other exceptions not specifically approved by Buyer. Buyer will provide a copy of said title commitment to Seller within 5 days after same is completed, but no later than 20 days after signing this Agreement. Buyer shall have ten (10) days after receipt to examine the Title Commitment and inform Seller of Buyer's objection to any exception contained in or title defect revealed by the Title Commitment.

                  (c) If Buyer's examination of the Title Commitment reveals that the Title Commitment for the Real Property contains objectionable exceptions or that the title to the Real Property is defective and thereafter, the issuing title insurance company refuses to delete the objectionable exceptions or the defects cannot be cured within a reasonable period of time after written notice by Buyer, specifically pointing out the objection/defects, then Buyer may elect to terminate this Agreement upon written notice to Seller. Notwithstanding the foregoing, however, in order to terminate the Contract, an objectionable exception or defect must be one which renders title unmarketable and uninsurable because of such specified objection or defect, or the specified objection or defect shall be materially inconsistent with the present use of the Property as an apartment complex.

                  (d) Seller will pay for preparation of the Deed for the Real Property, and for one-half (1/2) of State and local transfer taxes, if any.

                  (e) Buyer will pay for any title insurance commitment, title insurance premiums, one-half (1/2) of State and local transfer taxes, for any updated survey of the Property and the recording of the Deed for the Property.

                  (f) Seller and Buyer will each pay their own attorney's fees.

         SECTION 5.  PRORATIONS AND ALLOCATIONS.

                  (a) Collected rents, real estate taxes, laundry income, service contracts, equipment leases or other personal property financing, utility deposits, insurance and other expenses whether or not a lien, assessed or to be assessed for the tax year in which the transaction is consummated will be prorated as to the Property as of the date of the Closing. Seller and Buyer agree to enter into a post closing adjustment agreement relative to all adjustments and uncollected rent.

                  (b) Security deposits held by Seller or paid by any lessees at the Property will be transferred to Buyer in full at Closing, including any interest earned thereon and payable to the Tenant under State law.

                  (c) Real estate taxes will be adjusted on the basis of the fiscal year for school taxes and on the basis of the calendar year for local and county taxes.

                  (d) Seller agrees to allow a repair credit to Buyer for $120,000 at closing in order to allow for deferred maintenance at the property.

         SECTION 6. CONDEMNATION OR CASUALTY. Seller agrees to give Purchaser prompt written notice of any fire or other casualty occurring to all or any portion of the improvements at the Real Property and/or Personalty between the date hereof and the date of closing. If prior to the closing, there shall occur:

                  (i) damage to the improvements at the Property caused by fire or other casualty which would cost 5% of the Purchase Price of the Property or more to repair based on the estimate of a reputable third party contractor chosen by Seller; or

                  (ii) the taking or condemnation of all or any portion of the Real Property and/or the improvements as aforesaid as would materially interfere with the use thereof; then, if any of such events set forth in (i) or (ii) above occurs, Buyer or Seller, at its option, may terminate its obligations under this Agreement by written notice given to the other within seven (7) days after Buyer has received the notice referred to above or at the closing, whichever is earlier. If Buyer or Seller does not elect to terminate its obligations as aforesaid, the closing shall take place as provided herein without an abatement of the purchase price (except that Buyer shall be allowed a credit for any deductible under Seller's insurance) and there shall be assigned to the Buyer at closing, all interest of the Seller in and to any insurance proceeds or condemnation awards which may be payable to Seller on account of such occurrence.

                  If, prior to the closing, there shall occur:

                  (i) damage to the Property caused by fire or other casualty which would cost less than 5% of the Purchase Price of the Property based on the estimate of a reputable third party contractor chosen by Seller to which Buyer has no reasonable objection; or

                  (ii) the taking or condemnation of all or any portion of the said Real Property and/or improvements as aforesaid which is not material to the use, thereof; then, if any of such events set forth in (i) or (ii) above occurs, Buyer shall have no right to terminate its obligations under this Agreement, but there shall be assigned to Buyer at closing all interest of Seller in and to any insurance proceeds or condemnation awards which may be payable to Seller on account of any such occurrence, and in addition, Buyer shall be allowed a credit for any deductible under Seller's insurance policy.

                  Seller shall be responsible for maintaining fire and extended coverage insurance prior to closing as is currently in place.

         SECTION 7. CONDITIONS. The following shall be conditions precedent to Buyer's obligations hereunder, unless specifically waived in whole or in part in writing by Buyer:

                  (a) Litigation. There being no existing or pending claims, lawsuits, or governmental proceedings, or appeals, which challenge Seller's title to the Property.

                  (b) Title Insurance Policy. Title to the Property at Closing being marketable or insurable (Buyer agrees to request that the title company issuing the title commitment list any questions of marketability in the title commitment) and/or in accordance with the provisions of Section 4 above, free and clear of all liens and encumbrances. In addition, Buyer receiving assurances at Closing from the title insurance company issuing the Title Commitment, that after Closing, Buyer will be issued an ALTA Form B Title Insurance Policy, with all standard exceptions removed, except as set forth in Section 4 above, and all other exceptions validly objected to by Buyer deleted from such policy, insuring fee simple marketable title to the Property or in accordance with Section 4 above, in the amount of the Purchase Price, in Buyer's name, free and clear of all liens and encumbrances not otherwise specifically agreed to by Buyer prior to Closing.

                  (c) Personal Property. Seller conveying title to the Personal Property to Buyer at Closing free and clear of all liens and encumbrances (except for equipment leases and personal property financing disclosed during due diligence) by a Bill of Sale without warranties except as to title in form and substance reasonably satisfactory to Buyer.

                  (d) Compliance With Representations and Warranties. Seller will be in substantial compliance with all other representations and warranties made herein in Section 8, or elsewhere in this Agreement, at Closing to the reasonable satisfaction of Buyer.

                  (e) The condition of the Personal Property and Real Property shall be in substantially the same condition at closing as they were at end of the Buyer's Due Diligence Period.

         With respect to all of the foregoing, to the extent that they are representations and warranties of Seller, they are made to the best of Seller's knowledge and belief without independent investigation at this time.

         SECTION 8. SELLER'S WARRANTIES. The following representations and warranties of Seller shall survive the Closing for a period of three (3) months.

                  (a) The legal description of the Property contained in the recitals to this Agreement is substantially correct and will be confirmed by any survey obtained by Buyer and/or confirmed by the title company.

                  (b) To Seller's best knowledge and belief, Seller has not received written notification that the Property is not in compliance with any federal, state, county and municipal laws, ordinances and regulations, including but not limited to all federal, state, county and municipal environmental laws and regulations, applicable to or affecting the Property, subject to Seller's right to cure as hereinabove stated.

                  (c) Seller will convey fee simple, marketable or insurable title to the Property to Buyer at Closing and will convey title to the Personal Property to Buyer at Closing by Bill of Sale, in form and substance reasonably satisfactory to Buyer, free and clear of all liens and encumbrances.

                  (d) Seller will not interfere with Buyer's opportunity to hire Seller's on-site employees who work at the Property, but Buyer will have no obligation to hire any of those individuals. Buyer will make no efforts to hire such employees until after all contingencies have been removed and no earlier than 10 days before closing.

                  (e) Seller shall be responsible for (and Buyer shall not assume the obligation of) all employee wages, benefits (including payments for accrued bonuses, vacation or sick pay, unemployment compensation, employment taxes, medical claims or similar payments), contributions under any benefit programs or agreements, severance pay obligations and other related employee costs arising as a result of any events, acts (or failures to act) prior to the Closing Date with respect to the Property at which such persons are employed, whether or not disclosed on the schedules to this Agreement.

                  (f) Seller retains all liability and responsibility for fulfilling all federal and/or state COBRA and continuation of group health insurance coverage requirements (pursuant to Section 4980B of the Code, sections 601-608 of ERISA, and any applicable state laws) with respect to Seller's current or former employees (and their dependents). Buyer does not hereby and will not at the Closing of the Property assume any obligation to provide medical insurance coverage to persons that it employs because it acquires the Property.

                  (g) The physical condition of the Personal Property and Real Property shall be maintained in substantially the same condition as they were at the expiration of Buyer's due diligence period through the Closing Date.

                  (h) Seller has title to the property, or the right to acquire same, has the authority to enter into this Agreement, is entering into this Agreement with the knowledge of the current owner and has the authority to sign all documents required to be signed to implement Seller's obligations under this Agreement.

         SECTION 9.  NON-PERFORMANCE.

                  (a) If Seller fails to deliver the Deed or meet any of the conditions hereof willfully, Buyer, at Buyer's sole option, may (i) terminate this Agreement whereupon the Earnest Money shall be returned to Buyer on demand or (ii) Buyer may bring an action for specific performance, and if Buyer prevails, all reasonable costs and expenses of any such action shall be paid by Seller as a reduction of the Purchase Price, or (iii) bring an action for monetary damages. The foregoing shall be the sole and exclusive remedies of Buyer. However, if Buyer elects to bring an action for monetary damages, they shall be specifically limited, if proven, to an amount equal to the Earnest Money on deposit as set forth hereinabove, plus any out of pocket third party expenses incurred in connection with Buyer's Due Diligence (said third party expenses not to exceed, however, the sum of $20,000). Any damages resulting from a breach of any warranty or representation either before or after Closing shall be subject to the same limitation and aggregated with any damages for breach of this Agreement as set forth above.

                  (b) If Buyer defaults at any time, Seller and Buyer agree that it will be extremely difficult or impractical to fix Seller's actual damages. Therefore, in such an event, the entire Earnest Money shall be delivered to Seller as liquidated damages for loss of a bargain and not as a penalty. Buyer will then be released from all liability to Seller related to this Agreement, such liquidated damages being Seller's sole remedy.

         SECTION 10. BROKERS, AGENTS AND CONSULTANTS. Seller represents and warrants to Buyer that no broker, consultant or agent is due a commission or fee from the proceeds of the Closing, claiming by, through or under Seller except as stated herein, and Seller hereby agrees to indemnify and hold harmless Buyer from the claims of any agent, consultant or broker for the payment of any such commission or commissions.

         Buyer represents and warrants to Seller that no other broker, consultant or agent is due a commission or fee from the proceeds of the Closing claiming by, through or under Buyer, and hereby agrees to indemnify and hold harmless Seller and the Property from the claims of any other agent, consultant or broker for the payment of any commission, finder's fee or other compensation.

         SECTION 11.  LEASES.

                  (a) Seller agrees that prior to the Closing it will not enter into any long term commercial leases or service agreements without the prior written consent of Buyer which will not be unreasonably withheld or delayed. This provision shall not be applicable until after the expiration of Buyer's Due Diligence Period, however Seller will supply a copy of any such agreements entered into during Due Diligence immediately to Buyer. Seller will enter into Leases with Tenants of the apartments or renewals or extensions thereof on its standard lease agreement and at current rents and terms through closing.

                  (b) Seller shall assign the existing tenant leases to Buyer at Closing along with all service contracts and other agreements affecting the Property. Buyer shall execute an assumption agreement or other agreements with respect to all tenant leases and service contracts or other agreements from and after the date of closing.

         SECTION 12. INSURANCE. Seller will cancel its insurance coverage on the Property effective at Closing of the Property, and Buyer will place new insurance coverage on the Property effective on the same date.

         SECTION 13. ASSIGNMENT. Buyer shall not have the right to assign this Agreement, in whole or in part, to any party with whom it is not affiliated without the express written consent of Seller. Upon any such assignment approved by Seller, the assignee shall assume the obligations of Buyer. Seller's consent pursuant to this section shall be in its sole discretion and shall include approval of all proposed assignment documents. In accordance with the foregoing, the Buyer shall have the right to assign to an entity with which the Buyer is affiliated provided the Buyer herein remains liable for performance of this Contract.

         SECTION 14. ENTIRE AGREEMENT. All prior understandings and agreements of the parties are merged herein, and this Agreement reflects the entire understanding of the parties. This Agreement may not be changed or terminated orally.

         SECTION 15. SUCCESSORS AND ASSIGNS. The terms of this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns.

         SECTION 16.  INDEMNIFICATIONS.

                  (a) SELLERS INDEMNITY. Seller shall indemnify, defend and hold Buyer harmless from any claim, demand, loss, liability, damage, or expense (including reasonable attorneys' fees) in connection with third-party claims for injury or damage to personal property in connection with the ownership or operation of the Property prior to Closing. These indemnification obligations of Seller shall be repeated at and shall survive the Closing.

                  (b) BUYERS INDEMNITY. Buyer shall indemnify, defend and hold Seller harmless from any claim, demand, loss, liability, damage, or expense (including reasonable attorneys' fees), due to Buyers operation of the Property from and after Closing. The indemnification obligations of Buyer shall be repeated at and shall survive the Closing.

         SECTION 17. NOTICES. All notices required or permitted hereby shall be in writing and delivered either in person or sent electronically, and by national overnight express carrier. Notices shall be deemed to have been given when sent as follows:

         Buyer:                     Blaine A. Roberts or his nominee
                                    993 Second Street
                                    Beaver, PA  15009
                                    Fax: 954-454-5121

         Copy To:                   Marty Gefsky, Esq.
                                    Papernick & Gefsky
                                    Northern Pike Pavilion
                                    Monroeville, PA 15146
                                    Fax: 412-372-2630

         Seller:                    Realmark-Beaver, LLC
                                    2350 North Forest Road
                                    Getzville, NY  14068
                                    Fax:  716-636-0466

         Copy to:                   William H. Mattrey, Esq.
                                    Amigone, Sanchez, Mattrey & Marshall, LLP
                                    1300 Main Place Tower Buffalo, NY 14202 Fax:
                                    716-852-1344

         SECTION 18. CONSTRUCTION. Time shall be construed to be of the essence.

         SECTION 19. GOVERNING LAW. This Agreement will be governed by and construed according to Pennsylvania law.

         SECTION 20. ESCROW. The Escrow Agent hereby acknowledges receipt of the Earnest Money and agrees to hold the same in escrow until the closing or sooner termination of this Agreement and shall pay over and apply the proceeds thereof in accordance with the terms of this Agreement. If, for any reason, the closing does not occur and either party makes a written demand upon the Escrow Agent for payment of the Earnest Money, the Escrow Agent shall give written notice to the other party of such demand. If the Escrow Agent does not receive a written objection from the other party to the proposed payment within five (5) business days after the giving of such notice, the Escrow Agent is hereby authorized to make such payment. If the Escrow Agent does receive such written objection within such five (5) day period, or if for any reason the Escrow Agent in good faith shall elect not to make such payment, the Escrow Agent shall continue to hold the Earnest Money until otherwise directed by written instructions from the parties to this Agreement or until a final judgment (beyond any applicable appeal period) by a Court of competent jurisdiction is rendered disposing of such Earnest Money.

                  The Escrow Agent shall be liable as a depository only and its duties hereunder are limited to the safekeeping of the Earnest Money and the delivery of same in accordance with the terms of this Agreement. The Escrow Agent will not be liable for any act or omission done in good faith, or for any claim, demand, loss or damage made or suffered by any party to this Agreement, excepting such as may arise through or be caused by the Escrow Agent's negligence or willful misconduct.

         In any action involving the parties, Buyer acknowledges that Escrow Agent may represent Seller.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties, or by the duly authorized officer of the parties, on the day and year shown below.

BUYER:

Executed April 2, 2002
         -------


By: /s/ Blaine A. Roberts
    ---------------------

SELLER:

Executed April 2, 2002
         -------
Realmark-Beaver, LLC
By: Realmark-Beaver Management, Inc.

By: /s/ Joseph M. Jayson
    --------------------

RECEIPT OF ESCROW AGENT
The undersigned hereby acknowledges receipt of the Earnest Money provided for herein, and that the same is being held as Escrow Agent pursuant to the terms of the above Purchase Agreement.

as Escrow Agent

By:
   --------------------